              As filed with the Securities and Exchange Commission

                              on February 28, 1996

                      Registration No. 33-42927; 811-6419

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ ]

                                                                      [X]
                        Post-Effective Amendment No. 20

                                      And

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]

                                Amendment No. 21              [X]
                        (Check appropriate box or boxes)

                          ----------------------------

                             STAGECOACH FUNDS, INC.
               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)

                          ----------------------------

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                              Morrison & Foerster
                          2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[X]   Immediately upon filing pursuant        [ ]   on _________ pursuant
      to Rule 485(b), or                            to Rule 485(b), or

[ ]   60 Days after filing pursuant           [ ]   on _________ pursuant
      to Rule 485(a), or                            to Rule 485(a)

[ ]   75 days after filing pursuant           [ ]   on March 4, 1996 pursuant
      to paragraph (a)(2)                           paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ending December 31, 1995, will be filed with the Securities and Exchange Commission on or about February 28, 1996.

This Post-Effective Amendment to the Registrant's Registration Statement also has been executed by Master Investment Trust (a registered investment company with separate series in which this series of the Registrant will invest substantially all of its assets) and its trustees and principal officers.

                              EXPLANATORY NOTE

             This Post-Effective Amendment No. 20 to the Registration Statement (the "Amendment") of Stagecoach Funds, Inc. (the "Company") is being filed to add to the Company's Registration Statement the audited financial statements dated December 31, 1995 and certain related financial information pertaining to the Strategic Growth Fund of Overland Express Funds, Inc. (SEC File Nos. 33-16296; 811-8275), the "Predecessor Fund" to the Aggressive Growth Fund of the Company (the "Fund"). The Fund invests substantially all of its assets in the Capital Appreciation Master Portfolio of Master Investment Trust, a management investment company organized as a Delaware business trust (SEC File No. 811-6415). This Amendment does not affect the Registration Statement for the Company's Asset Allocation Fund, California Tax-Free Bond Fund, California Tax-Free Income Fund, California Tax-Free Money Market Mutual Fund, Corporate Stock Fund, Diversified Income Fund, Ginnie Mae Fund, Growth and Income Fund, Money Market Mutual Fund, National Tax-Free Money Market Mutual Fund, Short-Intermediate U.S. Government Income Fund and U.S. Government Allocation Fund.

                             Cross Reference Sheet

                             AGGRESSIVE GROWTH FUND

Form N-1A Item Number

Part A                     Prospectus Captions
------                     -------------------
 1                         Cover Page
 2                         Prospectus Summary; Summary of Fund Expenses
 3                         Financial Highlights
 4                         The Fund, the Master Portfolio and Management; Prospectus Appendix
 5                         How the Fund Works; The Fund, the Master Portfolio and Management;
                           Management, Distribution and Servicing Fees
 6                         The Fund, the Master Portfolio and Management; Investing in the Fund
 7                         Investing in the Fund; Dividends; Taxes; Additional Shareholder Services
 8                         How to Redeem Shares
 9                         Not Applicable

Part B                     Statement of Additional Information Captions
------                     --------------------------------------------

10                         Cover Page
11                         Table of Contents
12                         Introduction
13                         Investment Restrictions; Portfolio Transactions
14                         Management
15                         Management
16                         Management; Distribution Plan; Custodian and Transfer and Dividend
                           Disbursing Agent; Independent Auditors
17                         Portfolio Transactions
18                         Capital Stock; Other
19                         Determination of Net Asset Value
20                         Federal Income Tax
21                         Distribution Plan
22                         Calculation of Yield and Total Return
23                         Financial Information; Financial Statements

Part C                     Other Information
------                     -----------------

24-32        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                             AGGRESSIVE GROWTH FUND


                               February 27, 1996

                              STAGECOACH FUNDS(R)


                             AGGRESSIVE GROWTH FUND

  Stagecoach Funds, Inc. (the "Company") is a professionally managed, open-end series investment company. This Prospectus contains information about one fund in the Stagecoach Family of Funds - the AGGRESSIVE GROWTH FUND (the "Fund"). Two classes of shares of the Fund (each, a "Class") are described in this Prospectus - Class A Shares and Class B Shares.


  THE INVESTMENT OBJECTIVE OF THE FUND IS TO PROVIDE INVESTORS WITH AN ABOVE-AVERAGE LEVEL OF CAPITAL APPRECIATION. IT SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING ALL OF ITS ASSETS IN THE CAPITAL APPRECIATION MASTER PORTFOLIO (AT TIMES, THE "MASTER PORTFOLIO") OF MASTER INVESTMENT TRUST (THE "TRUST"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY, RATHER THAN IN A PORTFOLIO OF SECURITIES. THE MASTER PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND'S INVESTMENT EXPERIENCE, THEREFORE, CORRESPONDS DIRECTLY WITH THE MASTER PORTFOLIO'S INVESTMENT EXPERIENCE. SHARES OF THE MASTER PORTFOLIO MAY BE PURCHASED ONLY BY OTHER INVESTMENT COMPANIES OR SIMILAR ACCREDITED INVESTORS.



  The Master Portfolio seeks to achieve its investment objective through the active management of a broadly diversified portfolio of equity securities expected to experience strong growth in revenues, earnings and assets.



  Please read this Prospectus before investing and retain it for future reference. It is designed to provide you with important information and to help you decide if the Fund's goal matches your own. A Statement of Additional Information (the "SAI"), dated February 27, 1996, for the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. The SAI is available free of charge by writing to Stagecoach Funds, Inc., c/o Stagecoach Shareholder Services, Wells Fargo Bank, N.A., P.O. Box 7066, San Francisco, CA 94120-7066, or by calling the Company at 800-222-8222. If you hold shares in an IRA, please call 1-800-BEST-IRA for information or assistance.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. ("WELLS FARGO BANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                       PROSPECTUS DATED FEBRUARY 27, 1996


                                                                      PROSPECTUS

  The Capital Appreciation Master Portfolio is advised by Wells Fargo Bank, which also serves as the Fund's and Master Portfolio's transfer and dividend disbursing agent and custodian. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and a Selling Agent (as defined below). Stephens Inc. ("Stephens") is the Fund's sponsor and administrator and serves as the distributor of the Fund's shares.


 WELLS FARGO BANK IS THE INVESTMENT ADVISER AND PROVIDES CERTAIN OTHER SERVICES
  TO THE FUND AND THE MASTER PORTFOLIO, FOR WHICH IT IS COMPENSATED. STEPHENS, WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR AND DISTRIBUTOR
                                 FOR THE FUND.

                               TABLE OF CONTENTS

PROSPECTUS SUMMARY                                                             1

SUMMARY OF FUND EXPENSES                                                       5

FINANCIAL HIGHLIGHTS                                                           7

HOW THE FUND WORKS                                                            10

THE FUND, THE MASTER PORTFOLIO AND MANAGEMENT                                 16

INVESTING IN THE FUND                                                         20

DIVIDENDS                                                                     31

HOW TO REDEEM SHARES                                                          32

ADDITIONAL SHAREHOLDER SERVICES                                               36

MANAGEMENT, DISTRIBUTION AND SERVICING FEES                                   39

TAXES                                                                         43

PROSPECTUS APPENDIX - ADDITIONAL INVESTMENT POLICIES                         A-1

                               PROSPECTUS SUMMARY

  The Fund provides you with a convenient way to invest in a portfolio of securities selected and supervised by professional management. The following provides you with summary information about the Fund. For more information, please refer specifically to the identified Prospectus sections and generally to the Prospectus and SAI for the Fund.

Q. WHAT ARE THE FUND'S AND MASTER PORTFOLIO'S INVESTMENT OBJECTIVES AND PERMISSIBLE INVESTMENTS?

A. The investment objective of the AGGRESSIVE GROWTH FUND is to provide investors with an above-average level of capital appreciation. The Fund seeks to achieve this objective by investing all of its assets in the Trust's Capital Appreciation Master Portfolio, which is a professionally managed, open-end series investment company. The Capital Appreciation Master Portfolio has the same investment objective as the Fund. The Master Portfolio seeks to achieve its investment objective through the active management of a broadly diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Fund and Master Portfolio are designed to provide above-average capital growth for investors willing to assume above-average risk.

    The Master Portfolio invests primarily in common stocks that are expected by Wells Fargo Bank to have above-average prospects for appreciation. In pursuing its investment objective, the Master Portfolio may invest in the common stocks of companies with small- or medium-sized capitalizations and in securities acquired through initial public offerings. The Master Portfolio also may temporarily invest in preferred stock or investment-grade debt securities. In addition, the Master Portfolio may purchase or sell options on securities and on indices of securities, may purchase warrants, and may purchase privately issued securities that may be resold only in accordance with Rule 144A under the Securities Act of 1933. (See "How the Fund Works -- Investment Objective and Policies" and "Additional Permitted Investment Activities" below.)

    As with all mutual funds, there can be no assurance that the Fund or Master Portfolio will achieve its investment objective. (See "How the Fund Works" and "Prospectus Appendix - Additional Investment Policies" for further information on investments.)

Q.  WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as the Master Portfolio's investment adviser, manages the investments of the Master Portfolio. Wells Fargo Bank is entitled to receive a monthly advisory fee at the annual rate of 0.50% of the average daily net assets of the Master Portfolio. The Company has not retained the services of a separate investment adviser for the Fund because the Fund invests all of its assets in the Master Portfolio. Wells Fargo Bank also provides transfer agency, dividend disbursing agency and custodial services to the Fund and Master Portfolio. In addition, Wells Fargo Bank is a Shareholder Servicing Agent and a Selling Agent for the Fund under a Selling Agreement with Stephens, the Funds' distributor. (See "The Fund, the Master

                                       1                              PROSPECTUS

    Portfolio and Management" and "Management and Servicing Fees" for further information.)

Q. HOW DO I INVEST?

A. You may invest by purchasing shares of the Fund at its public offering price, which is the net asset value plus any applicable sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.50%. Class B Shares that are redeemed within four years of purchase are subject to a maximum contingent deferred sales charge of 3.00% of the lesser of net asset value at purchase or net asset value at redemption. In some cases, such as for investments by certain fiduciary or retirement accounts, the front-end sales charge may be waived. In particular, no front-end sales charge is imposed on sales of Class A Shares made to various retirement plan customers of Wells Fargo Bank, including IRAs, Simplified Employee Pension Plans and other self-directed retirement plans for which Wells Fargo Bank serves as trustee. In other cases, the front-end sales charge may be reduced. You may open an account by investing at least $1,000 and may add to your account by making additional investments of at least $100, although certain exceptions to these minimums may be available. Shares may be purchased by wire, by mail or by an automatic investment feature called the AutoSaver Plan on any day the New York Stock Exchange is open. See "Investing in the Fund." For more details, contact Stephens (the Fund's sponsor and distributor), a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

Q. HOW WILL I RECEIVE DIVIDENDS AND ANY CAPITAL GAINS?

A. Dividends from net investment income are declared and paid annually and are automatically reinvested in shares of the same Class of the Fund at net asset value without payment of a sales charge, unless you have elected to receive dividends in cash. You may also elect to reinvest the dividends earned by the Fund in shares of the same Class of another multi-class fund or in shares of certain other funds in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Any capital gains will be distributed at least annually in the same manner. Each Fund's net investment income available for distribution to holders of Class B Shares will be reduced by the amount of the higher Rule 12b-1 Fee payable on behalf of the Class B Shares. Class B Shares automatically convert into Class A Shares of the same Fund six years after the end of the month in which they were acquired. (See "Dividends" and "Additional Shareholder Services" for additional information.)

Q. HOW MAY I REDEEM SHARES?

A. You may redeem your shares by telephone, by letter or by an automatic feature called the Systematic Withdrawal Plan on any day the New York Stock Exchange is open for business. The Company does not charge a fee for redemption of Class A Shares. However, contingent deferred sales charges may be imposed upon redemption of Class B Shares. In addition, the Company reserves the right to impose charges for wiring redemption proceeds. (See "How To Redeem Shares" and "How to Purchase Shares -- Contingent Deferred Sales
    Charges -- Class B Shares".) For

PROSPECTUS                             2
    more details, contact Stephens, a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank).

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH THIS TYPE OF INVESTMENT?

A. An investment in the Fund or Master Portfolio is not insured against loss of principal. When the value of the securities that the Master Portfolio owns declines, so does the value of your shares of the Fund. Therefore, you should be prepared to accept some risk with the money you invest in the Fund. The portfolio equity securities are subject to equity market risk. Equity market risk is the risk that common stock prices will fluctuate or decline over short or even extended periods. In addition, investments in the Fund and Master Portfolio are not bank deposits or obligations of Wells Fargo Bank and are not insured by the Federal Deposit Insurance Corporation ("FDIC"). Given the relatively novel nature of the master/feeder structure, accounting and operational difficulties, although unlikely, could arise. The Fund and Master Portfolio were newly formed in 1996 and, therefore, have limited operational history as a master/feeder structure. As with all mutual funds, there can be no assurance that the Fund or Master Portfolio will achieve its investment objective.

    Because the Master Portfolio engages in active portfolio management, the Master Portfolio may experience relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover can also generate short-term capital gain taxes. You should consult your individual tax advisor with respect to your particular tax situation.

    The Master Portfolio may invest a significant portion of its assets in the securities of smaller and newer issuers. Investments in such companies may present opportunities for capital appreciation because of high potential earnings growth. Such investments, however, may present greater risks than investments in larger-sized companies with more established operating histories, diverse product lines and financial capacity. Securities of small and new companies generally trade less frequently or in limited volume, or only in the over-the-counter market or on a regional securities exchange. As a result, the prices of such securities may be more volatile than those of larger, more established companies and, as a group, these securities may suffer more severe price declines during periods of generally declining equity prices. (See "How the Fund Works -- Investment Objective and Policies" and "How the Fund Works -- Additional Permitted Investment Activities" for further information.)

Q. WHAT ARE DERIVATIVES AND DO THE FUND AND MASTER PORTFOLIO USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as variable-rate instruments which have an interest rate that is reset periodically based on an index, can be considered derivatives. Some derivatives may be more sensitive than direct securities

                                       3                              PROSPECTUS
    to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

Q. WHAT STEPS ARE TAKEN TO CONTROL DERIVATIVES-RELATED RISKS?

A. Wells Fargo Bank, as investment adviser to the Master Portfolio, uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's and the Master Portfolio's investment objective, does not expose the Fund or Master Portfolio to undue risks and is closely monitored. These procedures include providing periodic reports to the Boards of Directors and Trustees concerning the use of derivatives. Derivatives use also is subject to broadly applicable investment policies. For example, neither the Fund nor the Master Portfolio may invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may certain derivatives be used without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage. For more information on the Fund's and Master Portfolio's investment activities, see "Prospectus
    Appendix - Additional Investment Policies".

PROSPECTUS                             4

                            SUMMARY OF FUND EXPENSES


                             AGGRESSIVE GROWTH FUND

                        SHAREHOLDER TRANSACTION EXPENSES

                                                        CLASS A       CLASS B
                                                        SHARES        SHARES
Maximum Sales Charge Imposed
    on Purchase (as a percentage
    of offering price)................................   4.50%          None
Sales Charge Imposed
    on Reinvested Dividends...........................    None          None
Maximum Sales Charge Imposed
  on Redemptions(1)...................................    None         3.00%
Exchange Fees.........................................    None          None


                       ANNUAL FUND OPERATING EXPENSES(2)

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                     CLASS A           CLASS B
                                                     SHARES             SHARES
Management Fee..................................          0.50%              0.50%
Rule 12b-1 Fee..................................          0.10%              0.75%
Total Other Expenses (after any waivers or
  reimbursements):
    Shareholder Servicing Fee(2)................  0.25%             0.25%
    Administrative Fee..........................  0.03%             0.03%
    Other Expenses (after any waivers or
      reimbursements)...........................  0.40%             0.40%
                                                  -----             -----
                                                          0.68%              0.68%
                                                          -----              -----
TOTAL FUND OPERATING
  EXPENSES (After any waivers or
  reimbursements)...............................          1.28%              1.93%


-------------------------------


  (1) The Company reserves the right to impose a charge for wiring redemption proceeds.
  (2) Other mutual funds may invest in the Master Portfolio. Such other funds' expenses and, accordingly, investment returns may differ from those of the corresponding fund.
  (3) The Fund understands that a Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services.


                                       5                              PROSPECTUS

          EXAMPLE OF EXPENSES --
              CLASS A SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                             ------   -------   -------   --------
You would pay the following expenses on a
  $1,000 investment in
Class A Shares of the Fund, assuming (A) a
5% annual return and (B) redemption at the
end of each time period indicated:
    Aggressive Growth Fund.................   $ 57      $84      $ 112      $193
You would pay the following expenses on a
  $1,000
investment in Class B Shares of the Fund,
assuming
(A) a 5% annual return and (B) redemption
at the
end of each time period indicated:
    Aggressive Growth Fund.................   $ 50      $71      $ 104      $194
You would pay the following expenses on a
  $1,000
investment in Class B Shares of the Fund,
assuming a
5% annual return and no redemption:
    Aggressive Growth Fund.................   $ 20      $61      $ 104      $194


                             EXPLANATION OF TABLES


  The purpose of the foregoing tables is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The foregoing tables reflect expenses at both the Fund and Master Portfolio levels.


  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of Class A Shares and may be subject to a contingent deferred sales charge on Class B Shares if you redeem such shares within a specified period. See "Investing in the Fund - Sales Charges." The Company reserves the right to impose a charge for wiring redemption proceeds. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. See "Investing in the Fund - Sales Charges".


  ANNUAL FUND OPERATING EXPENSES for the Class A Shares and Class B Shares are based on the 1995 actual expenses of the Class A and Class D shares of the predecessor operating investment company series, the Strategic Growth Fund of Overland Express Funds, Inc. (the "Predecessor Fund"), to the Master Portfolio. The Predecessor Fund became a feeder in the Master Portfolio by exchanging the Predecessor Fund's assets for interests in the Master Portfolio. The figures shown above are adjusted to reflect the applicable sales charges and expenses for the Aggressive Growth Fund's Class A Shares and Class B Shares. Wells Fargo Bank and Stephens each has agreed to waive or reimburse all or a portion of their respective fees if certain Fund expenses exceed limits set by state securities laws or regulations. In addition, Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, the Fund or the Master Portfolio. Any waivers or reimbursements would reduce the Fund's total expenses. The amounts shown above under "Other Expenses," "Total Other Expenses" and "Total Fund Operating Expenses" reflect projected voluntary fee waivers and expense reimbursements that are expected to continue to reduce the Fund's expenses in the current fiscal year. Absent waivers and reimbursements, the percentages shown above under "Other Expenses," "Total Other


PROSPECTUS                             6

Expenses" and "Total Fund Operating Expenses" would be 0.52%, 0.80% and 1.40%, respectively, for the Class A Shares and 0.52%, 0.80% and 2.05%, respectively, for the Class B Shares of the Aggressive Growth Fund. There can be no assurance that waivers or reimbursements will continue. With regard to the combined fees and expenses of the Fund and the Master Portfolio, the Company's Board of Directors has considered whether various costs and benefits of investing all of the Fund's assets in the Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board of Directors believes that the aggregate per share expenses of a class of shares of the Fund will be less than or approximately equal to the expenses incurred by such class if the Fund invested directly in the type of securities held by the Master Portfolio. Long-term shareholders of the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers ("NASD"). For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, please see the Prospectus sections under "Investing in the Fund - How To Buy Shares" and "Management and Servicing Fees".


  EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment in shares of the Fund over stated periods based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of the Fund. In addition, the example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

                              FINANCIAL HIGHLIGHTS


  The financial information presented below is for informational purposes only and should not be considered as a projection of the future performance of the Fund. The Aggressive Growth Fund has been established as a new feeder fund into the Capital Appreciation Master Portfolio. The Capital Appreciation Master Portfolio is the successor fund to the Predecessor Fund. The Fund proposes to assume the financial history and performance from inception of the Predecessor Fund and the Capital Appreciation Master Portfolio through the Fund's commencement of operations. Performance information for the Fund will be calculated in accordance with the published opinions of the SEC staff.


                                       7                              PROSPECTUS

  The following information has been derived from the Financial Highlights of the Class A and Class D shares in the Predecessor Fund's 1995 financial statements. The audited financial statements for the year ended December 31, 1995 are attached to the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 14, 1996 also is attached to the SAI. Because the Predecessor Fund did not convert to master/feeder structure until February 20, 1996, the financial highlights for the periods presented refer only to the prior operating history of the Predecessor Fund on a stand-alone basis. This information should be read in conjunction with the Predecessor Fund's annual financial statements and the respective notes thereto. The SAI has been incorporated by reference into this Prospectus.


                                PREDECESSOR FUND
                    FOR A CLASS A SHARE OUTSTANDING AS SHOWN


                                                   YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                      1995           1994         1993(1)
Net Asset Value, Beginning of Period..............   $  13.29      $  13.20       $  10.00
Income from Investment Operations:
 Net Investment Loss..............................      (0.04)        (0.11)         (0.03)
 Net Realized and Unrealized Gains on
   Investments....................................       5.66          0.67           3.68
                                                     --------      --------       --------
Total from Investment Operations..................       5.62          0.56           3.65
Less Distributions:
 Dividends from Net Investment Income.............       0.00          0.00          (0.03)
 Distributions from Net Realized Capital Gains....      (2.09)        (0.33)         (0.41)
 Tax Return of Capital............................       0.00         (0.14)         (0.01)
                                                     --------      --------       --------
Total Distributions...............................      (2.09)        (0.47)         (0.45)
Net Asset Value, End of Period....................   $  16.82      $  13.29       $  13.20
                                                     ========      ========       ========
Total Return (not annualized)(2)..................      42.51%         4.23%         36.56%
Ratios/Supplemental Data:
 Net Assets, End of Period (000)..................   $ 59,016      $ 26,744       $ 25,413
 Number of Shares Outstanding, End of Period
   (000)..........................................      3,508         2,013          1,926
Ratios to Average Net Assets (annualized):
 Ratio of Expenses to Average Net Assets(3).......       1.28%         1.20%          0.66%
 Ratio of Net Investment Loss to Average Net
   Assets(4)......................................      (0.76)%       (0.81)%        (0.01)%
Portfolio Turnover................................        171%          149%           182%
------------
(1) The Predecessor Fund commenced operations on January 20,
    1993.
(2) Total returns do not include any sales charges
    or contingent deferred sales charges.
(3) Ratio of Expenses to Average Net Assets Prior
    to Waived Fees and Reimbursed Expenses........       1.38%         1.55%          1.64%
(4) Ratio of Net Investment Loss to Average Net
    Assets Prior to Waived Fees and Reimbursed
    Expenses......................................      (0.86)%       (1.16)%        (0.99)%


PROSPECTUS                             8

                                PREDECESSOR FUND
                    FOR A CLASS D SHARE OUTSTANDING AS SHOWN


                                                   YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                      1995           1994         1993(1)
Net Asset Value, Beginning of Period..............   $  16.54      $  16.55       $  15.00
Income from Investment Operations:
 Net Investment Loss..............................      (0.16)        (0.24)         (0.43)
 Net Realized and Unrealized Capital Gains on
   Investments....................................       6.99          0.81           2.51
                                                     --------      --------       --------
Total from Investment Operations..................       6.83          0.57           2.08
Less Distributions:
 Dividends from Net Investment Income.............       0.00          0.00           0.00
 Distributions from Net Realized Capital Gains....      (2.58)        (0.40)         (0.53)
 Tax Return of Capital............................       0.00         (0.18)          0.00
                                                     --------      --------       --------
Total Distributions...............................      (2.58)        (0.58)         (0.53)
Net Asset Value, End of Period....................   $  20.79      $  16.54       $  16.55
                                                     ========      ========       ========
Total Return (not annualized)(2)..................      41.54%         3.46%         13.84%
Ratios/Supplemental Data:
 Net Assets, End of Period (000)..................   $ 26,326      $ 15,335       $ 11,932
 Number of Shares Outstanding, End of Period
   (000)..........................................      1,266           927            721
Ratios to Average Net Assets (annualized):
 Ratio of Expenses to Average Net Assets(3).......       2.02%         1.95%          0.61%
 Ratio of Net Investment Loss to Average Net
   Assets(4)......................................      (1.49)%       (1.56)%        (1.00)%
Portfolio Turnover................................        171%          149%           182%
------------
(1) This class commenced operations on July 1,
    1993.
(2) Total returns do not include any sales charges
    or contingent deferred sales charges.
(3) Ratio of Expenses to Average Net Assets Prior
    to Waived Fees and Reimbursed Expenses........       2.09%         2.23%          2.14%
(4) Ratio of Net Investment Loss to Average Net
    Assets Prior to Waived Fees and Reimbursed
    Expenses......................................      (1.56)%       (1.84)%        (2.53)%


                                       9                              PROSPECTUS

                               HOW THE FUND WORKS

INVESTMENT OBJECTIVE AND POLICIES

  Set forth below is a description of the investment objective and related policies of the Fund and the Master Portfolio. As with all mutual funds, there can be no assurance that the Fund or Master Portfolio will achieve its investment objective.

  The Aggressive Growth Fund seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio, which has the same investment objective as the Fund. The Fund may withdraw its investment in the Master Portfolio only if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio. The investment objective and policies of the Master Portfolio are described in this section. For a description of the management and expenses of the Master Portfolio, see the Prospectus section "The Fund, the Master Portfolio and Management."

  Investment Objective -- The investment objective of the Capital Appreciation Master Portfolio is to provide investors with an above-average level of capital appreciation. It seeks to achieve this objective through the active management of a broadly-diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Master Portfolio is designed to provide above-average capital growth for investors willing to assume above-average risk.

EQUITY SECURITIES

  The Master Portfolio invests primarily in common stocks that Wells Fargo Bank, as the Master Portfolio's investment adviser, believes have better-than-average prospects for appreciation. These stocks may have some of the following characteristics:

  - Low or no dividends

  - Smaller market capitalizations

  - Less market liquidity

  - Relatively short operating histories

  - Aggressive capitalization structures (including high debt levels)

  - Involvement in rapidly growing/changing industries and/or new technologies

  Under normal market conditions, the Master Portfolio will hold at least 20 common stock issues spread across multiple industry groups, with the majority of these holdings

PROSPECTUS                             10
consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies.

  Additionally, it is expected that the Master Portfolio will from time to time acquire securities through initial public offerings, and will acquire and hold common stocks of smaller and newer issuers. It is expected that no more than 40% of the Master Portfolio's assets will be invested in these highly aggressive issues at one time. There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks.

  From time to time Wells Fargo Bank may determine that conditions in the securities markets make pursuing the Master Portfolio's basic investment strategy inconsistent with the best interests of the Master Portfolio's investors. At such times, Wells Fargo Bank may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Master Portfolio's assets. In implementing these temporary "defensive" strategies, the Master Portfolio may invest in preferred stock or investment-grade debt securities that are convertible into common stock and in money market securities. It is expected that these temporary "defensive" investments will not exceed 30% of the Master Portfolio's total assets.

  The Master Portfolio pursues an active trading investment strategy, and the length of time the Master Portfolio has held a particular security is not generally a consideration in investment decisions. Accordingly, the Master Portfolio's portfolio turnover rate may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.

  Though the Master Portfolio will hold a number of larger capitalization stocks, under normal market conditions, and subject to the additional risks described above, more than 50% of the Master Portfolio's total assets will be invested in companies with smaller to medium capitalizations. The Master Portfolio will invest primarily in companies with a market capitalization of $50 million or greater, but may invest in companies with a market capitalization under $50 million if the investment adviser to the Master Portfolio believes such investments to be in the best interests of the Master Portfolio. It is currently expected that the majority of the Master Portfolio's investments will be in companies with market capitalizations, at the time of acquisition, of up to $750 million.

  Under ordinary market conditions, at least 65% of the value of the total assets of the Master Portfolio will be invested in common stocks and in securities which are convertible into common stocks that Wells Fargo Bank, as investment adviser, believes

                                       11                             PROSPECTUS
have better-than-average prospects for appreciation. The Master Portfolio also may invest in convertible debt securities. At most, 5% of the Master Portfolio's net assets will be invested in convertible debt securities that are not either rated in the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or unrated securities determined by Wells Fargo Bank to be of comparable quality. Securities rated in the fourth lowest rating category (i.e., rated "BBB" by S&P or "Baa" by Moody's) are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


  Privately Issued Securities (Rule 144A). The Master Portfolio may invest in privately issued securities which may be resold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities which are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Wells Fargo Bank, using guidelines approved by the Board of Directors of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Master Portfolio on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). Privately issued securities that are determined by the Master Portfolio's investment adviser to be "illiquid" will be subject to the Master Portfolio's policy of not investing more than 15% of its net assets in illiquid securities.


  Corporate Reorganizations. The Master Portfolio may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Master Portfolio may sustain a loss.

  Options. The Master Portfolio may purchase or sell options on individual securities and options on indices of securities as a means of achieving additional return or of hedging

PROSPECTUS                             12
the value of the Master Portfolio's portfolio. If the Master Portfolio has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Master Portfolio so desires.

  The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Master Portfolio the credit risk that the counterparty will fail to honor its obligations. All investments by the Master Portfolio in off-exchange options will be treated as "illiquid" and will therefore be subject to the Master Portfolio's policy of not investing more than 15% of its net assets in illiquid securities. The Master Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets in an amount at least equal in value to the Master Portfolio's commitments under off-exchange options.

  Warrants. The Master Portfolio may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Master Portfolio may only purchase warrants on securities in which the Master Portfolio may invest directly.

  Investment in Foreign Securities. The Master Portfolio may invest in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars. These securities may take the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign

                                       13                             PROSPECTUS
issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

  The investment objective of the Master Portfolio and the Fund, as set forth in the first paragraphs of the section describing the investment objective and policies of the Master Portfolio and the Fund, is fundamental; that is, the investment objective may not be changed without approval by the vote of the holders of a majority of the outstanding voting securities of the Master Portfolio or the Fund, as applicable, and, as described under "Capital Stock" in the SAI. If the Board of Trustees determines, however, that the Master Portfolio's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust may make such change without shareholder approval, and the Company will disclose any such material changes in the then current prospectus.

  In addition, as matters of fundamental policy, the Master Portfolio may: (i) not purchase securities of any issuer (except U.S. Government obligations as defined below) if as a result, with respect to 75% of the Master Portfolio's assets, more than 5% of the value of the Master Portfolio's total assets would be invested in the securities of such issuer or the Master Portfolio would own more than 10% of the outstanding voting securities of such issuer; (ii) borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets); (iii) make loans of portfolio securities in accordance with its investment policies; and (iv) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that the Master Portfolio may invest 25% or more of its assets in U.S. Government obligations. With respect to fundamental investment policy (iii) above, the Master Portfolio does not intend to make loans of its portfolio securities during the coming year.


  A further description of certain of the Fund's and Master Portfolio's investments and investment activities is contained in the "Prospectus Appendix - Additional Investment Policies" and in the Fund's SAI.


PROSPECTUS                             14

PERFORMANCE

  The performance of each Class of shares of the Fund may be advertised in terms of average annual total return and yield. These performance figures are based on historical results and are not intended to indicate future performance.

  Average annual total return of the shares of a Class is based on the overall dollar or percentage change in value of a hypothetical investment in such shares and assumes that all Fund dividends and capital gain distributions are reinvested in shares of that Class. The standardized average annual total return is calculated for Class A Shares assuming you have paid the maximum sales charge, and for Class B Shares assuming on a one-year investment you have paid the maximum contingent deferred sales charge, on your hypothetical investment. In addition to presenting a standardized total return, at times, the Fund also may present nonstandardized total returns, yields and distribution rates for purposes of sales literature. For example, the performance figure of the shares of a Class may be calculated on the basis of an investment at the net asset value per share or at net asset value per share plus a reduced sales charge (see "Investing in the Fund - How To Buy Shares"), rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid.

  The yield of a Class of shares of the Fund is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) for Class A Shares by its public offering price per share (which includes the maximum sales charge), or for Class B Shares by its net asset value (which does not include the maximum contingent deferred sales charge), on the last day of such period and annualizing the result.

  Because of differences in the fees and/or expenses borne by Class B Shares of the Fund, the net performance quotations on such shares can be expected, at any given time, to be lower than the net performance quotations on Class A Shares. Performance quotations are computed separately for Class A Shares and Class B Shares.


  Additional information about the performance of each Class of shares of the Predecessor Fund is contained in the Annual Report for the Predecessor Fund. The Annual Reports for the Predecessor Fund and the Fund may be obtained free of charge by calling the Company at 800-222-8222.


                                       15                             PROSPECTUS

                         THE FUND, THE MASTER PORTFOLIO
                                 AND MANAGEMENT

  The Fund is one of the funds in the Stagecoach Family of Funds. The Company was organized as a Maryland corporation on September 9, 1991 and currently offers shares of twelve other series: the Asset Allocation, the California Tax-Free Bond, the California Tax-Free Income, the California Tax-Free Money Market Mutual, the Corporate Stock, the Diversified Income, the Growth and Income, the Ginnie Mae, the Money Market Mutual, the National Tax-Free Money Market Mutual, the Short-Intermediate U.S. Government Income and the U.S. Government Allocation Funds. The Board of Directors of the Company supervises the funds' activities and monitors their contractual arrangements with various service-providers. Although the Company is not required to hold annual shareholder meetings, special meetings may be requested for purposes such as electing or removing Directors, approving advisory contracts and distribution plans, and changing the Fund's investment objectives or fundamental investment policies. All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by series or Class, unless otherwise required by law (such as when the voting matter affects only one series or Class). As a shareholder of the Fund, you receive one vote for each share you own and fractional votes for fractional shares owned. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the Fund's SAI.

  The Company has retained the services of Stephens as administrator and distributor for the Fund but has not retained the services of an investment adviser for the Fund since the Company seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the Master Portfolio of the Trust. The Company's Board of Directors supervises the actions of the Fund's administrator and distributor, as set forth below, and decides upon matters of general policy. As noted above, the Fund may withdraw its investment in the Master Portfolio only if the Board of Directors of the Company determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board of Directors of the Company would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Master Portfolio.

  The Master Portfolio has retained the services of Wells Fargo Bank as investment adviser and Stephens as administrator and distributor. The Board of Trustees of the Trust is responsible for the general management of the Master Portfolio and supervising the actions of Wells Fargo Bank and Stephens in these capacities. Additional information regarding the Officers and Directors of the Company and the Officers and Trustees of the Trust is included in the Fund's SAI under "Management."

PROSPECTUS                             16

MASTER/FEEDER STRUCTURE

  The Fund, a series of the Company which is an open-end management investment company, invests all of its assets in the Master Portfolio of the Trust which has the same investment objective as the Fund. See "How the Fund
Works - Investment Objective and Policies." The Trust is organized as a trust under the laws of the State of Delaware. In addition to selling its interests to the Fund, the Master Portfolio may sell its interests to other mutual funds or accredited investors. The expenses and, correspondingly, the returns of other investment options in the Master Portfolio may differ from those of the Fund.


  The Board of Directors believes that, if other mutual funds or accredited investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread among a larger asset base provided by more than one fund investing in the Master Portfolio. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Trust itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that the Fund and its shareholders will not be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes should be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.


  The investment objective and other fundamental policies of the Master Portfolio, which are identical to those of the Fund, cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of the Trust's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or nonfundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in

                                       17                             PROSPECTUS
accordance with its objective. In the latter case, the Find's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. Information regarding additional options, if any, for investment in the Master Portfolio is available from Stephens and may be obtained by calling (800) 643-9691. See "Investment Objective and Policies" for additional description of the Fund and Master Portfolios objectives and policies and "Management, Distribution and Servicing Fees" and "Fund Expenses" for additional description of the Fund and Master Portfolio's expenses and management.


INVESTMENT ADVISER


  Pursuant to an Investment Advisory Contract, the Master Portfolio is advised by Wells Fargo Bank, 420 Montgomery Street, San Francisco, California 94105, a wholly owned subsidiary of Wells Fargo & Company. Under the Investment Advisory Contract with the Master Portfolio, Wells Fargo Bank has agreed to furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Investment Advisory Contract, Wells Fargo Bank also furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Master Portfolio.


  Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably. From time to time, the Master Portfolio, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

  Mr. Jon Hickman is primarily responsible for the day-to-day management of the Capital Appreciation Master Portfolio and has performed such duties since the inception of the Predecessor Fund. In addition, he also manages equity and balanced portfolios for individuals and employee benefit plans. He has approximately ten years of experience in the investment management field and is a member of Wells Fargo's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in finance from Brigham Young University and has been with Wells Fargo Bank since the merger with Crocker National Bank in 1986.

  Mr. Robert Bissell is also primarily responsible for the day-to-day management of the Capital Appreciation Master Portfolio and has performed such duties since the inception of the Predecessor Fund. Mr. Bissell joined Wells Fargo Bank at the time of the merger

PROSPECTUS                             18
with Crocker Bank and has been with the combined organization for over 20 years. Prior to joining Wells Fargo Bank, he was a vice president and investment counselor with M.H. Edie Investment Counseling, where he managed institutional and high-net-worth portfolios. Mr. Bissell holds a finance degree from the University of Virginia. He is a chartered financial analyst and a member of the Los Angeles Society of Financial Analysts.

  Mr. Steve Enos assists Mr. Jon Hickman and Mr. Robert Bissell with the management of the Capital Appreciation Master Portfolio. Mr. Enos is a member of the Wells Fargo Growth Equity Team. He began his career with First Interstate Bank, where he was assistant vice president and portfolio manager. Prior to joining Wells Fargo Bank, he was a principal at Dolan Capital Management where he managed both personal and pension portfolios. Mr. Enos received his undergraduate degree in economics from the University of California at Davis. Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

  Ms. Sandra Thornton also assists Jon Hickman and Robert Bissell with the management of the Capital Appreciation Master Portfolio. Ms. Thornton manages equity portfolios and is a member of the Wells Fargo Growth Equity Team. Prior to joining Wells Fargo in 1993, she worked in the research department of RCM Capital Management. She obtained her license as a Certified Public Accountant from the State of California while performing tax/financial planning services at Price Waterhouse. She holds a B.A. from Albertus Magnus College and is a Chartered Financial Analyst.


  Wells Fargo Bank is the Fund's transfer and dividend disbursing agent, and custodian. In addition, Wells Fargo Bank is a Shareholder Servicing Agent of the Fund and a Selling Agent under a Selling Agreement with the Fund's distributor. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of December 31, 1995, Wells Fargo Bank provided investment advisory services for over $33 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank is the investment adviser to other separately managed series of the Company, and to six other registered, open-end, management investment companies, which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94105.


SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

  Stephens, 111 Center Street, Little Rock, Arkansas 72201, has entered into agreements with the Company and the Trust under which Stephens has agreed to act as administrator for the Fund and the Master Portfolio. Under the respective Administration Agreements with the Fund and the Master Portfolio, Stephens has agreed to provide as administrative services, among other things, (i) general supervision of the operation of the Fund and the Master Portfolio, including coordination of the services performed by the investment adviser, transfer agent, custodian, independent auditors and legal counsel; (ii) in connection with regulatory compliance, compilation of information for

                                       19                             PROSPECTUS
documents such as reports to, and filings with, the SEC and state securities commissions, and the preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors and the Trust's Board of Trustees. Stephens also furnishes office space and certain facilities required for conducting the business of the Fund and the Master Portfolio and pays the compensation of the directors, officers and employees of the Company and the Trust who are affiliated with Stephens.

  Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

                             ---------------------

                             INVESTING IN THE FUND

OPENING AN ACCOUNT

  You can buy Fund shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. If you have any questions or need extra forms, you may call 800-222-8222.

  After an application has been processed and an account has been established, subsequent purchases of different funds of the Company under the same umbrella account do not require the completion of additional applications. A separate application must be processed for each different umbrella account number (even if the registration is the same).

  Call the number on your confirmation statement to obtain information about what is required to change registration.

  To invest in the Fund through tax-deferred retirement plans through which the Fund is available, please contact a Shareholder Servicing Agent or a Selling Agent to receive information and the required separate application. See "Tax-Deferred Retirement Plans" below. The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.

PROSPECTUS                             20

SHARE VALUE

  The value of a share of the Fund is its "net asset value," or NAV. The NAV of a share of each Class of the Fund is the value of the total net assets attributable to each such Class (i.e., the value of its investments in the Master Portfolio and any cash instruments held for liquidity needs) divided by the number of outstanding shares of that Class. The value of the net assets per Class is determined daily by adjusting the net assets per Class at the beginning of the day by the value of each Class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each Class by attributing to each Class a pro rata share of daily income and common expenses, and by assigning Class-specific expenses to each Class as appropriate. The NAV of a share of each Class is expected to fluctuate daily.

  The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE is closed on the weekday immediately before or after such Holiday. Wells Fargo Bank calculates the NAV of each Class of the Funds each Business Day as of the close of regular trading on the NYSE (referred to hereafter as "the close of the NYSE"), which is currently 1:00 p.m. (Pacific time).

  Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, the Master Portfolio's other assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Trust's Board of Trustees. Prices used for such valuations may be provided by independent pricing services.

HOW TO BUY SHARES

  Shares of each Class of the Fund are offered continuously at the applicable offering price (the NAV plus the applicable sales charge) next determined after a purchase order is received in the form specified for the purchase method being used, as described in the following sections. Payment for shares purchased through a Selling Agent is not due from the Selling Agent until the settlement date. The settlement date normally is three Business Days after the order is placed. It is the responsibility of the Selling Agent to forward payment for shares being purchased to the Fund promptly. Payment must accompany orders placed directly through the Transfer Agent.

  Payments for shares of each Class of the Fund are invested in full and fractional shares of such Class at the applicable offering price. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, the Fund may hold payment on any redemption until reasonably satisfied that your investments made by

                                       21                             PROSPECTUS
check have been collected (which may take up to 15 days). The Company reserves the right to reject any purchase order or suspend sales at any time.


  The minimum initial investment amount is generally $1000. The minimum investment amount is $100 by the AutoSaver Plan purchase method (described below) and $250 for any tax-sheltered retirement account for which Wells Fargo Bank serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"). Generally subsequent investments must be made in amounts of $100 or more. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM) (available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial investment amount or the subsequent investment amount requirements. If you have questions regarding purchases of shares or ExpressInvest(TM) please contact the Company at 800-222-8222, or a Shareholder Servicing Agent or Selling Agent. For additional information on tax-deferred accounts, please refer to the section "How to Buy Shares" under Tax-Deferred Retirement Plans or contact a Shareholder Servicing Agent.


SALES CHARGES

  Set forth below is a Front-end Sales Charge Schedule listing the front-end sales charges applicable to purchases of Class A Shares of the Fund. As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional shares (other than Class B Shares). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.

The following is the Front-end Sales Charge Schedule for purchasing Class A Shares of each Fund:

                          FRONT-END          FRONT-END
                         SALES CHARGE      SALES CHARGE      DEALER ALLOWANCE
                           AS % OF          AS % OF NET          AS % OF
   AMOUNT OF PURCHASE   OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
----------------------- --------------    ---------------    ----------------
Less than $50,000.......      4.50%             4.71%               4.00%
$50,000 up to $99,999...      4.00              4.17                3.55
$100,000 up to
  $249,999..............      3.50              3.63                3.125
$250,000 up to
  $499,999..............      3.00              3.09                2.65
$500,000 up to
  $999,999..............      2.00              2.04                1.75
$1,000,000 and over.....      1.00              1.01                0.85

  Class B Shares of the Fund are not subject to a front-end sales charge. Class B Shares, however, that are redeemed within one, two, three or four years from the receipt of a purchase order affecting such shares are subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% and 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of

PROSPECTUS                             22
such shares at the time of redemption (the "NAV Amount"). See "Investing in the Fund - Contingent Deferred Sales Charges - Class B Shares."

  A Selling Agent or Servicing Agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A Shares as compared with Class B Shares of the same fund.

  If Class A Shares are purchased through a Selling Agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates Selling Agents for sales of Class B Shares and is then reimbursed out of Rule 12b-1 Fees and contingent deferred sales charges applicable to such shares. When shares are purchased directly through the Transfer Agent and no Selling Agent is involved with the purchase, the entire sales charge is paid to Stephens. In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Fund may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

REDUCED SALES CHARGE - CLASS A SHARES

  Volume Discounts

  The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in shares (other than Class B Shares) of one or more of the Company's funds which assess a front-end sales charge (the "Load Funds"). Because Class B Shares are not subject to a front-end sales charge, the amount of Class B Shares you hold is not considered in determining any Volume Discount.

  Right of Accumulation

  The Right of Accumulation allows you to combine the amount you invest in Class A Shares of the Fund with the total NAV of shares (other than Class B Shares) in any of the Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of shares (other than Class B Shares) which you currently have invested in any other mutual fund that assesses a front-end sales charge and is advised by Wells Fargo Bank and sponsored by Stephens. For example, if you own Class A Shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A Shares of the Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the offering price. To obtain such a discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification.

                                       23                             PROSPECTUS

The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchased.

  Letter of Intent

  A Letter of Intent allows you to purchase Class A Shares of the Fund over a 13-month period at a reduced front-end sales charge based on the total amount of Class A Shares you intend to purchase plus the total NAV of shares (other than Class B Shares) in any of the Load Funds you already own. Each investment in Class A Shares that you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of the Fund equal to 5% of the amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividends and capital gains paid on such shares held in escrow will be reinvested in additional Fund shares.

  Reinvestment

  You may reinvest proceeds from a redemption of Class A Shares in Class A Shares of the Fund or shares of another of the Company's funds registered in your state of residence at NAV, without payment of a front-end sales charge, within 120 days after your redemption. However, if the other investment portfolio imposes a front-end sales charge that is higher than the front-end sales charge that you have paid in connection with the Class A Shares you have redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of the redemption proceeds. A written purchase order for the shares must be delivered to the Company, a Selling Agent, a Shareholder Servicing Agent, or the Transfer Agent at the time of reinvestment.

  If you realized a gain on your redemption, your reinvestment would not alter the amount of any federal capital gains tax you pay on the gain. If you realized a loss on your redemption, your reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares you purchase by reinvestment and the period of time that elapses after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares you acquire upon the reinvestment.

  Reductions for Families or Fiduciaries

  Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and

PROSPECTUS                             24
children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

  Waivers for Investments of Proceeds From Other Investments

  Purchases may be made at NAV, without a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of (a) shares of another open-end investment company, or (b) units of a unit investment trust, sold through Wells Fargo Securities Inc. (ii) on which you paid a front-end sales charge; and (iii) such redemption occurred within thirty (30) days prior to the date of the purchase order. You must notify the Fund and/or the Transfer Agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption). Such purchases may not be made at net asset value to the extent the proceeds are from a redemption of shares of another open-end investment company that is affiliated with the Company on which you paid a contingent deferred sales charge upon redemption.

  Reductions for Qualified Groups

  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the Investment Company Act of 1940 (the "1940 Act"), which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.

  Waivers for Certain Parties

  Class A Shares of the Fund may be purchased at NAV, without payment of a front-end sales charge, by directors, officers and employees (and their spouses and children under the age of 21) of the Company, Stephens, its affiliates and Selling Agents. Class A Shares of the Fund also may be purchased at NAV, without payment of a front-end sales charge, by present and retired directors, officers and employees (and their spouses and children under the age of 21) of Wells Fargo Bank and its affiliates if Wells Fargo Bank

                                       25                             PROSPECTUS
and/or the respective affiliates agree. Class A Shares of such Fund also may be purchased at NAV, without payment of a front-end sales charge, by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account, including a Plan Account, that is maintained, managed or advised by Wells Fargo Bank or its affiliates ("Fiduciary Accounts"), or by institutions purchasing shares for the sole purpose of creating a unit investment trust for exclusive distribution through Wells Fargo Securities Inc. In addition, you may purchase Class A Shares of the Funds at NAV, without payment of a front-end sales charge, with proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Funds within 30 days of such distribution and such distribution is required as a result of reaching age 70 1/2.


CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

  Class B Shares of the Fund are not subject to front-end sales charges but may be subject to contingent deferred sales charges. Class B Shares that are redeemed within one, two, three or four years from the receipt of a purchase order for such shares will be subject to a contingent deferred sales charge equal to 3.00%, 2.00%, 1.00% and 1.00%, respectively, of the dollar amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of such shares at the time of redemption. Contingent deferred sales charges are not imposed on amounts representing increases in NAV above the NAV at the time of purchase and are not assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions. Class B Shares automatically convert into Class A Shares of the same Fund six years after the end of the month in which such Class B Shares were acquired.

  The amount of a contingent deferred sales charge, if any, paid upon redemption of Class B Shares is determined in a manner designed to result in the lowest sales charge rate being assessed. When a redemption request is made, Class B Shares acquired pursuant to the reinvestment of dividends and capital gain distributions are considered to be redeemed first. After this, Class B Shares are considered redeemed on a first-in, first-out basis so that Class B Shares held for a longer period of time are considered redeemed prior to more recently acquired Class B Shares. For a discussion of the interaction between the optional Exchange Privilege and contingent deferred sales charges on Class B Shares, see "Additional Shareholder Services - Exchange Privilege."

  Contingent deferred sales charges are waived on redemptions of Class B Shares of the Fund (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 70 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate net asset value of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other

PROSPECTUS                             26
registered investment company by a merger, acquisition of assets, or by any other transaction.

  In deciding whether to purchase Class A or Class B Shares, you should compare the fees assessed on Class A Shares (including front-end sales charges) against those assessed on Class B Shares (including potential contingent deferred sales charges and higher Rule 12b-1 Fees than Class A Shares) in light of the amount to be invested and the anticipated time that the shares will be owned.

  You may buy shares of the Fund on any Business Day by any of the methods described below.

INITIAL PURCHASES BY WIRE

1. Complete an Account Application.

2. Instruct the wiring bank to transmit the specified amount in federal funds to:

   Wells Fargo Bank, N.A.
   San Francisco, California
   Bank Routing Number: 121000248
   Wire Purchase Account Number: 4068-000587
   Attention: Stagecoach Funds (Name of Fund) (designate Class A or B) Account Name(s): Name(s) in which to be registered
   Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

   Wells Fargo Bank, N.A.
   Stagecoach Shareholder Services
   P.O. Box 7066
   San Francisco, California 94120-7066
   Telefacsimile: 1-415-543-9538

4. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV next determined, after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more payable to "Stagecoach Funds (Name of Fund) (designate Class A or B)," to the address set forth in "Initial Purchases by Wire."

                                       27                             PROSPECTUS

3. Share purchases are effected at the public offering price or, in the case of Class B Shares, at the NAV next determined after the Account Application is received and accepted.

AUTOSAVER PLAN PURCHASES

  The Company's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank, which is designated in your Account Application and which is approved by the Transfer Agent ("Approved Bank"). Wells Fargo Bank is an Approved Bank. The Transfer Agent withdraws and uses this amount to purchase specified Fund shares on your behalf on or about the fifth Business Day of each month. There are no separate fees charged to you by the Fund for participating in the AutoSaver Plan.

  You may change your investment amount, suspend purchases or terminate your election at any time by providing notice to the Transfer Agent at least five Business Days prior to any scheduled transaction.

TAX-DEFERRED RETIREMENT PLANS


  You may be entitled to invest in the Fund through a Plan Account or other tax-deferred retirement plan. Contact a Shareholder Servicing Agent or a Selling Agent (such as Wells Fargo Bank) for materials describing Plan Accounts available through it, and the benefits, provisions, and fees of such Plan Accounts. The minimum initial investment amount for Fund shares acquired through a Plan Account is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest(TM) through a Plan Account).


  Pursuant to the Code, individuals who are not active participants (and who do not have a spouse who is an active participant) in certain types of retirement plans ("qualified retirement plans") may deduct contributions to an IRA, up to specified limits. Investment earnings in the IRA are tax-deferred until withdrawn, at which time the individual may be in a lower tax bracket.

  The maximum annual deductible contribution to an IRA for individuals under age 70 1/2 is 100% of includible compensation up to a maximum of (i) $2,000 for single individuals; (ii) $4,000 for a married couple when both spouses earn income; and (iii) $2,250 when one spouse earns, or elects for IRA purposes to be treated as earning, no income (together the "IRA contribution limits").

  The IRA deduction is also available for single individual taxpayers and married couples who are active participants in qualified retirement plans but who have adjusted gross incomes which do not exceed certain specified limits. If their adjusted gross income

PROSPECTUS                             28
exceeds these limits, the amount of the deductible contribution may be phased down and eventually eliminated.

  Any individual who works may make nondeductible contributions to an IRA in addition to any deductible contributions. Total aggregate deductible and nondeductible contributions are limited to the IRA contribution limits discussed above. Nondeductible contributions in excess of the applicable IRA contribution limit are "nondeductible excess contributions." In addition, contributions made to an IRA for the year in which an individual attains the age of 70 1/2, or any year thereafter, are also nondeductible excess contributions. Nondeductible excess contributions are subject to a 6% excise tax penalty which is charged each year that the nondeductible excess contribution remains in the IRA.

  An employer also may contribute to an individual's IRA by establishing a Simplified Employee Pension Plan through a Shareholder Servicing Agent or a Selling Agent, known as a SEP-IRA. Participating employers may make an annual contribution in an amount up to the lesser of 15% of earned income or $30,000, subject to certain provisions of the Code. Investment earnings will be tax-deferred until withdrawn.

  The foregoing discussion regarding IRAs is based on the Code and regulations in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for careful tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further federal tax information is contained under the heading "Taxes" in this Prospectus and in the Fund's SAI.

  A Shareholder Servicing Agent or Selling Agent also may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships.

  Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or a Selling Agent. Return your completed tax-deferred retirement plan application to your Shareholder Servicing Agent or a Selling Agent for approval and processing. If your tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before a Fund account is opened. You should ask your Shareholder Servicing Agent or Selling Agent about the investment options available to your tax-deferred retirement plan, since some of the funds in the Stagecoach Family of Funds may be unavailable as options. Moreover, certain features described herein, such as the AutoSaver Plan and the Systematic Withdrawal Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan.

                                       29                             PROSPECTUS

ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing the Funds' Transfer Agent to debit an Approved Bank account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Stagecoach Funds (Name of Fund) (designate Class A or B)" to the address set forth under "Initial Purchases by Wire." Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.

PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for shares of the Fund through a broker/dealer or financial institution that has entered into a Selling Agreement with Stephens, as the Funds' Distributor (each, a Selling Agent). If your order is placed by the close of the NYSE, the purchase order generally is executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after the close of the NYSE or by the Transfer Agent after the close of business, then your purchase order is executed on the next Business Day following the day your order is placed. The Selling Agent is responsible for the prompt transmission of your purchase order to the Funds. Because payment for shares of the Fund is not due until settlement date, the Selling Agent might benefit from the temporary use of your payment. A financial institution that acts as a Selling Agent, Shareholder Servicing Agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for shares of the Fund may be transmitted to the Transfer Agent through any entity that has entered into a Shareholder Servicing Agreement with the Funds ("Shareholder Servicing Agent"), such as Wells Fargo Bank. See "Management, Distribution and Servicing Fees - Shareholder Servicing Agent."

  The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an account with an Approved Bank or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the purchase order generally is executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of the NYSE, then your order is executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.

PROSPECTUS                             30

STATEMENTS AND REPORTS

  The Fund, or a Shareholder Servicing Agent on their behalf, typically sends you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. The Fund does not issue share certificates. A statement with tax information will be mailed to you by January 31 of each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

                                   DIVIDENDS

  The Fund intends to declare annual dividends of substantially all of its net investment income. The Fund will distribute any capital gains at least annually. You have several options for receiving dividends and capital gain distributions. They are discussed under "Additional Shareholder Services - Dividend and Distribution Options."

  Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed. Although a distribution paid to you on newly issued shares shortly after your purchase would represent, in substance, a return of your capital, the distribution would consist of net investment income and, accordingly, would be taxable to you as ordinary income.

  Net investment income available for distribution to the holders of Class B Shares is reduced by the amount of the higher Rule 12b-1 Fee payable on such shares. Other expenses, such as state securities registration fees and transfer agency fees, that are attributable to a particular class also may affect the relative dividends and/or capital gains distributions of Class A and Class B Shares.

                                       31                             PROSPECTUS

                              HOW TO REDEEM SHARES

  You may redeem all or a portion of your shares in the Fund on any Business Day. Your shares are redeemed at the next NAV calculated after the Funds have received your redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes. The Funds ordinarily remit redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class B Shares (the "net redemption proceeds"), within seven days after your redemption order is received in proper form, unless the SEC permits a longer period under extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of security holders of such Fund. In addition, a Fund may hold payment on your redemptions until reasonably satisfied that your investments made by check have been collected (which can take up to 15 days from the purchase date). To ensure acceptance of your redemption request, please follow the procedures described below. Although it is not the Fund's current intention, the Fund may make payment of redemption proceeds in securities if conditions warrant, subject to regulation by some state securities commissions. In addition, the Fund reserves the right to impose charges for wiring redemption proceeds.

  Due to the high cost of maintaining Fund accounts with small balances, the Fund reserves the right to close your account and send you the proceeds if the balance falls below the applicable minimum balance because of a redemption (including a redemption of shares of a Fund after an investor has made only the applicable minimum initial investment). However, you will be given 30 days' notice to make an additional investment to increase your account balance to $1,000 or more. Plan Accounts are not subject to minimum Fund account balance requirements. For a discussion of applicable minimum balance requirements, see "Investing in the Fund -- How To Buy Shares."

REDEMPTIONS BY TELEPHONE

  Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline the privileges. Telephone redemption privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or

PROSPECTUS                             32
fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTIONS BY MAIL

1. Write a letter of instruction. Indicate the Class and the dollar amount or number of Fund shares you want to redeem. Refer to your Fund account number and give your social security or taxpayer identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. Signature guarantees are not required for redemption requests unless redemption proceeds of $5,000 or more are to be paid to someone other than yourself at your address of record or your designated Approved Bank account, or other unusual circumstances exist that cause the Transfer Agent to determine that a signature guarantee is necessary or prudent to protect against unauthorized redemption requests. If required, a signature must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is an FDIC member, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail your letter to the Transfer Agent at the mailing address set forth under "Investing in the Fund - Initial Purchases by Wire."

   Unless other instructions are given in proper form, a check for your net redemption proceeds will be sent to your address of record.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of shares of the Fund by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. In addition, you also may request an expedited redemption of shares of the Fund by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may request expedited redemption by telephone only if the total value of the shares redeemed is $100 or more.

  You may request expedited redemption by telephone by calling the Transfer Agent at the telephone number listed on your transaction confirmation or by calling 800-222-8222.

                                       33                             PROSPECTUS

  You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Investing in the Funds - Initial Purchases by Wire."

  Upon request, net redemption proceeds of your expedited redemptions of $5,000 or more will be wired or credited to an Approved Bank account designated in your Account Application or wired to the Selling Agent designated in your Account Application. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an Approved Bank or Selling Agent that you have not predesignated in your Account Application, your expedited redemption request must be made by letter and the signature(s) on the letter may be required to be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, your redemption proceeds will be transmitted to your designated account with an Approved Bank or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for net redemption proceeds will be mailed to your address of record or, at your election, credited to an Approved Bank account designated in your Account Application.

  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Funds reserve the right to modify or terminate the expedited telephone redemption privilege at any time.

SYSTEMATIC WITHDRAWAL PLAN

  The Company's Systematic Withdrawal Plan provides you with a convenient way to have shares of the Fund redeemed from your account and the net redemption proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, your dividends and capital gain distributions are being reinvested automatically and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank account designated in the Account Application. The Transfer Agent redeems sufficient shares and mails or deposits your net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Fund for participating in the Systematic Withdrawal Plan. However, you

PROSPECTUS                             34
should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of the same Fund that are subject to a sales charge.

  You may change your withdrawal amount, suspend withdrawals or terminate your election at any time by notifying the Transfer Agent at least ten Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan will be terminated automatically if your Fund account is closed, or, in some cases, if your Approved Bank account is closed.

REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order is received by a Selling Agent before the close of the NYSE and received by the Transfer Agent before the close of business on the same day, the order generally is executed at the NAV determined as of the close of the NYSE on that day. If your redemption order is received by a Selling Agent after the close of the NYSE, or not received by the Transfer Agent prior to the close of business, your order is executed at the NAV determined as of the close of the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Funds.

  Unless you have made other arrangements with the Selling Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through a Selling Agent are credited to an account with an Approved Bank that you have designated in your Account Application. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or may elect to retain the net redemption proceeds in such account. The Selling Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of shares of the Fund through your Shareholder Servicing Agent. Any redemption request made by telephone through your Shareholder Servicing Agent must redeem shares with a total value equal to $100 or more. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of the NYSE, the redemption order generally is executed at the NAV determined as of the close of the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of the NYSE, then your order is executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your redemption order to the Funds.

                                       35                             PROSPECTUS

  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to an account with the Approved Bank that you have designated in the Account Application. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent.

                        ADDITIONAL SHAREHOLDER SERVICES

  The Company offers you a number of optional services. As noted above, you can take advantage of the AutoSaver Plan, Tax-Deferred Retirement Plans, the Systematic Withdrawal Plan, and Expedited Redemptions by Letter and Telephone. In addition, the Fund offers you several dividend and distribution payment options and an exchange privilege, which are described below.

DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from the following dividend and distribution options:

  A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital gain distributions in additional shares of the same Class of the Fund that paid such dividends or capital gain distributions. Dividends and distributions declared in a month generally are reinvested in additional shares at NAV on the last business day of such month. You are assigned this option automatically if you make no choice on your Account Application.

  B. The Fund Purchase Option lets you use your dividends and/or capital gain distributions from the Fund to purchase, at NAV, shares of another fund in the Stagecoach Family of Funds with which you have an established account that has met the applicable minimum initial investment requirement. Dividends and distributions paid on Class A or Class B Shares may be invested in Class A or Class B Shares, respectively, of another fund, in Retail Shares of another fund, in Class A Shares of the Money Market Mutual Fund or in shares of the California Tax-Free Money Market Mutual Fund (the California Tax-Free Money Market Mutual Fund and the Money Market Mutual Fund are, collectively, the "Money Market Mutual Funds"). Dividends and distributions paid on Class A Shares may also be invested in shares of a non-money market fund with a single class of shares (a "single class fund"). Dividends and distributions paid on Class B Shares may not be invested in shares of a single class fund.

PROSPECTUS                             36

  C. The Automatic Clearing House Option permits you to have dividends and capital gain distributions deposited in your Approved Bank account designated in the Account Application. In the event your Approved Bank account is closed, your distribution will be held in a non-interest-bearing omnibus bank account established by the Fund's dividend disbursing agent on your behalf.

  D. The Check Payment Option lets you receive a check for all dividends and capital gain distributions, which generally is mailed either to your designated address or your designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distributions will be held in a non-interest-bearing omnibus bank account established by the Fund's dividend disbursing agent on your behalf.

EXCHANGE PRIVILEGE

  Wells Fargo Bank advises a variety of other funds, each with its own investment objective and policies. The exchange privilege is a convenient way to buy shares in the other funds of the Stagecoach Family of Funds that are registered in your state of residence, and allows you to respond to changes in your investment and savings goals or in market conditions. Class A and Class B Shares of the Fund may be exchanged for Class A and Class B Shares, respectively, of another fund, for Class A Shares of the Money Market Mutual Fund or for shares of the California Tax-Free Money Market Mutual Fund. Class A Shares may also be exchanged for shares of a single class fund or for Retail Shares of another fund.

  Before making an exchange from the Fund into another fund of the Stagecoach Family of Funds, please observe the following:

   - Obtain and carefully read the prospectus of the fund into which you want to exchange.

   - If you exchange into another fund with a front-end sales charge, you must pay the difference between that fund's sales charge and any sales charge you already have paid in connection with the shares you are exchanging.

   - If you exchange Class B Shares for Class B Shares of another fund, for Class A Shares of the Money Market Mutual Fund or for shares of the California Tax-Free Money Market Mutual Fund, a contingent deferred sales charge is not imposed upon the exchange.

   - Each exchange, in effect, represents the redemption of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. A confirmation of each exchange transaction will be sent to you.

   - The dollar amount of shares you exchange must meet the minimum initial and/or subsequent investment amounts of the other fund.

                                       37                             PROSPECTUS

   - The Company reserves the right to limit the number of times shares may be exchanged between funds, to reject any telephone exchange order, or otherwise to modify or discontinue exchange privileges at any time. Under SEC rules, subject to limited exceptions, the Company must notify you 60 days before it modifies or discontinues the exchange privilege.

   - If you exchange Class B Shares for Class B Shares of another fund, for Class A Shares of the Money Market Mutual Fund or for shares of the California Tax-Free Money Market Mutual Fund, the remaining period of time (if any) that the contingent deferred sales charge applicable to such shares is in effect will be computed from the time of initial purchase of the previously held shares. For example, if you exchange Class B Shares of a Fund for shares of the California Tax-Free Money Market Mutual Fund and redeem those shares of the California Tax-Free Money Market Mutual Fund within four years of the purchase of the exchanged Class B Shares, you will be required to pay a contingent deferred sales charge equal to the charge which would have applied had you redeemed the original Class B Shares at that time.

   - If you exchange Class B Shares for shares of one of the Money Market Mutual Funds as described above, you subsequently may re-exchange the acquired shares only for Class B Shares of one of the Company's funds or for shares of the other Money Market Mutual Fund.

  The procedures applicable to Fund share redemptions also apply to Fund share exchanges.

  To exchange shares, write the Transfer Agent at the mailing address under "Investing in the Fund - Initial Purchases by Wire" or (if you have authorized telephone exchanges) call the Transfer Agent at the telephone number listed on your transaction confirmation, or contact your Shareholder Servicing Agent or Selling Agent. The procedures applicable to telephone redemptions, including the discussion regarding the responsibility for the authenticity of telephone instructions, are also applicable to telephone exchange requests. See "How to Redeem Shares - Expedited Redemptions by Letter and Telephone."

CONVERSION

  Class B Shares of the Fund that have been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A Shares of such Fund and, consequently, are no longer subject to the higher Rule 12b-1 Fees applicable to Class B Shares. Such conversion is on the basis of the relative NAV of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 Fees applicable to Class A Shares shall thereafter be applied to such converted shares. Because the per share NAV of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer

PROSPECTUS                             38

Class A Shares than the number of Class B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Class B Shares are considered new purchases for purposes of the conversion feature.

  If a shareholder effects one or more exchanges among Class B Shares, Class A Shares of the Money Market Mutual Fund or shares of the California Tax-Free Money Market Mutual Fund during the six-year period, and exchanges back into Class B Shares, the holding period for shares so exchanged will be counted toward the six-year period, and any Class B Shares held at the end of six years are converted into Class A Shares.

                          MANAGEMENT, DISTRIBUTION AND
                                 SERVICING FEES

INVESTMENT ADVISER

  Subject to the overall supervision of the Company's Board of Directors, Wells Fargo Bank, as the Master Portfolio's investment adviser, provides investment guidance and policy direction in connection with the management of the Fund's assets. Wells Fargo Bank also furnishes the Trust's Board of Trustees with periodic reports on the Master Portfolio's investment strategy and performance. For these services, Wells Fargo Bank is entitled to a monthly investment advisory fee at the annual rate of 0.50% of the Capital Appreciation Master Portfolio's average daily net assets. From time to time, Wells Fargo Bank may waive such fees in whole or in part. Any such waiver will reduce Fund expenses, and, accordingly, have a favorable impact on the Fund's yield and total return. From time to time, the Fund, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.


  Prior to February 20, 1996, the Predecessor Fund directly retained Wells Fargo Bank as investment adviser. For the year ended December 31, 1995, the Predecessor Fund paid Wells Fargo Bank an amount equal to 0.50% of the average daily net assets of the Predecessor Fund as compensation for its advisory services.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  Wells Fargo Bank serves as the Fund's custodian and transfer and dividend disbursing agent. Pursuant to a Custody Agreement with Wells Fargo Bank, the Fund may, at times, borrow money from Wells Fargo Bank as needed to satisfy temporary liquidity needs.

                                       39                             PROSPECTUS

Wells Fargo Bank charges interest on such overdrafts at a rate determined pursuant to the Fund's Custody Agreement. The transfer and dividend disbursing agency activities are performed at 525 Market Street, San Francisco, California 94163.

SHAREHOLDER SERVICING AGENT

  The Fund has entered into Shareholder Servicing Agreements with Wells Fargo Bank on behalf of each Class of the Fund, and may enter into similar agreements with other entities. Under such agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to, as agent for their customers, among other things: answer customer inquiries regarding account status and history, and the manner in which purchases, redemptions and exchanges of Fund shares may be effected; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, redemption and exchange transactions; arrange for the wiring of money; transfer money in connection with customer orders to purchase or redeem shares; verify shareholder signatures in connection with redemption and exchange orders and transfers and changes in accounts with Approved Banks; furnish (either separately or on an integrated basis with other reports sent to a shareholder by the Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases, redemptions and exchanges; furnish, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders; receive, tabulate and send to the Fund proxies executed by shareholders; and provide such other related services as the Fund or a shareholder may reasonably request. For these services, a Shareholder Servicing Agent receives a fee, which may be paid periodically, determined by a formula based upon the number of accounts serviced by the Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period and the expenses incurred by the Shareholder Servicing Agent. In no event will the shareholder servicing fees charged to each Class, as calculated on an annualized basis for each Fund's then current fiscal year, exceed the lesser of (1) 0.25% of the average daily net assets attributable to Class A or Class B Shares, as the case may be, owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or (2) an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Rules of Fair Practice of the NASD ("NASD Rules"). In no event will the portion of such fees that constitutes a "service fee," as that term is used by the NASD, exceed 0.25% of the average net asset value attributable to the Class A and Class B Shares of the Fund.

  Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to

PROSPECTUS                             40
agree to disclose any fees it may directly charge its customers who are shareholders of the Fund and to notify them in writing at least 30 days before it imposes any transaction fees.

SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

  Subject to the overall supervision of the Company's Board of Directors, Stephens provides the Fund and Master Portfolio with administrative services, including general supervision of the Fund's and Master Portfolio's operation, coordination of the other services provided to the Fund and Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Stephens also furnishes office space and certain facilities to conduct the Fund's and Master Portfolio's business, and compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these services, Stephens is entitled to receive from the Fund a monthly fee at the annual rate of 0.03% of the Fund's average daily net assets. From time to time, Stephens may waive its fees from the Fund in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on such Fund's yield and total return. Under the agreement with the Trust, Stephens is not entitled to receive a fee for providing administrative services to the Master Portfolio so long as Stephens is entitled to be compensated for providing administrative services to another mutual fund that invests all of its assets in the Master Portfolio.

  Stephens, as the principal underwriter of the Fund within the meaning of the 1940 Act, has also entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Class A Shares and Class B Shares of the Fund. The Distribution Agreement provides that Stephens shall act as agent for the Fund for the sale of its Class A Shares and Class B Shares and may enter into selling agreements with broker/dealers or financial institutions to market and make available Class A Shares and Class B Shares to their respective customers ("Selling Agents").

  The Company's Board of Directors has adopted a plan of distribution on behalf of each class of shares of the Fund (each, a "Plan" and, collectively, the "Plans"). Under the Plans and pursuant to Distribution Agreement, Stephens is entitled to receive from the Fund a monthly fee at an annual rate of up to 0.10% of the average daily net assets of the Class A Shares of the Fund and a monthly fee at an annual rate of up to 0.75% of the average daily net assets of the Class B Shares of the Fund. The actual fee payable to Stephens is determined, within such limits, from time to time by mutual agreement between the Company and Stephens, and may not exceed the maximum amount payable under the Rules of Fair Practice of the NASD. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive from Stephens compensation for sales support services. Compensation paid by Stephens to Selling Agents may include, but is not limited to, commissions or other payments for expenses incurred and distribution-related services provided that are primarily intended

                                       41                             PROSPECTUS
to result in the sale of shares. Services provided by Selling Agents in exchange for commissions and other payments to Selling Agents are the principal sales support services provided to the Fund. Stephens may retain any portion of the total distribution fee payable under the Distribution Agreement to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. Since the Distribution Agreement provides for fees that are used by Stephens to pay for distribution services, the Plans and the Distribution Agreement are approved and reviewed in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expense of distributing its shares.

  In addition, the Plans contemplate that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed above) are deemed to be for distribution-related services, such payments are approved and payable pursuant to the Plans, subject to any limits under applicable law, regulations or rules, including the NASD Rules. Financial institutions acting as Selling Agents, Shareholder Servicing Agents or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.

FUND EXPENSES

  The Master Portfolio's Investment Advisory Contract and the Administration Agreements with the Master Portfolio and the Fund provide that, if in any fiscal year, the total aggregate expenses of the Master Portfolio and the Fund incurred by, or allocated to, the Master Portfolio and the Fund (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under a Plan) exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's shares are registered for sale, Wells Fargo Bank and Stephens shall waive their fees proportionately under the Investment Advisory Contract and the Administration Agreements, respectively, for the fiscal year to the extent of the excess, or reimburse the excess, but only to the extent of their respective fees. The Investment Advisory Contract and the Administration Agreements further provide that the total expenses shall be reviewed monthly so that, to the extent the annualized expenses for such month exceed the most restrictive applicable annual expense limitation, the monthly fees under the Investment Advisory Contract and the Administration Agreements shall be reduced as necessary. Currently, the most stringent applicable state expense ratio limitation is 2.50% of the first $30 million of the Fund's average net assets for its current fiscal year, 2% of the next $70 million of such assets, and 1.50% of such assets in excess of $100 million.

  Except for the expenses borne by Wells Fargo Bank and Stephens, the Company and the Trust bear all costs of their respective operations, including the compensation of the Company's directors and the Trust's trustees who are not officers or employees of Wells

PROSPECTUS                             42

Fargo Bank or Stephens or any of their affiliates; advisory (in the case of the Master Portfolio), shareholder servicing (in the case of the Fund), and administration fees; payments pursuant to any Plans (in the case of the Fund); interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares or interests in the Master Portfolio; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of the Fund and the Master Portfolio; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to the Fund and/or the Master Portfolio are charged against the respective assets of the Fund and/or the Master Portfolio.

                                     TAXES

  By complying with the applicable provisions of the Code, the Fund will not be subject to federal income taxes with respect to net investment income and net realized capital gains distributed to its shareholders. Dividends from investment income (including net short-term capital gains, if any) declared and paid by the Fund will be taxable as ordinary income to the Fund's shareholders. Whether you take such dividend payments in cash or have them automatically reinvested in additional shares, they will be taxable as ordinary income. Generally, dividends and distributions are taxable to shareholders at the time they are paid. However, dividends and distributions declared payable in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that such dividends or distributions are actually paid no later than January 31 of the following year. You may be eligible to defer the taxation of dividend and capital gain distributions on shares of the Fund which are held under a qualified tax-deferred retirement plan. See "Investing in the Fund - Tax-Deferred Retirement Plans" above. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year. Corporate shareholders of the Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by the Fund to the extent the Fund's income is derived from certain dividends received from domestic corporations. In order to qualify for the dividends-received deduction a corporate shareholder must hold shares of the Fund paying the dividends upon which such deduction is based for at least 46 days.

                                       43                             PROSPECTUS

  Portions of the Fund's investment income may be subject to foreign taxes withheld at the source; however, the Fund does not expect to be able to pass through any portion of the foreign taxes to its shareholders.

  The Fund, or your Shareholder Servicing Agent on its behalf, will inform you of the amount and nature of such dividends and capital gains. You should keep all statements you receive to assist in your personal record keeping. The Company is required by federal law to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Fund if a correct taxpayer identification number, certified when required, is not on file with the Company or the Transfer Agent. In connection with this withholding requirement, you will be asked to certify on your Account Application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS.


  The Fund seeks to comply with the applicable provisions of the Code by investing all of its assets in the Master Portfolio. The Master Portfolio will qualify for federal income tax purposes as a partnership. As such, the Fund will be deemed to own directly its proportionate share of the Trust's assets. Therefore, any interest, dividends and gains or losses of a Master Portfolio will be deemed to have been "passed through" to the Fund and other investors in the Master Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Master Portfolio or losses have been realized (through contribution) by the Fund and other investors. Accordingly, if the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by investors of interest, dividends or gains without a corresponding distribution.


  Foreign shareholders may be subject to different tax treatment, including a withholding tax. See "Federal Income Tax - Foreign Shareholders" in the Fund's SAI.

  Further federal tax considerations are discussed in the SAI. All investors should consult their individual tax advisors with respect to their particular tax situations as well as the state and local tax status of investments in shares of the Fund.

PROSPECTUS                             44

                             PROSPECTUS APPENDIX --
                         ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Temporary Investments

  From time to time, for temporary defensive purposes, the Master Portfolio may hold assets in cash or make short-term investments, to the extent appropriate, to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes. The short-term investments that the Funds may purchase for liquidity purposes include: U.S. Treasury bills, shares of other mutual funds and repurchase agreements (as discussed below). Other permissible investments include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) ("U.S. Government obligations"); (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank, as investment adviser; and
(iv) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment: (a) have more than $10 billion, or the equivalent in other currencies, in total assets; (b) are among the 75 largest foreign banks in the world as determined on the basis of assets; (c) have branches or agencies in the United States; and (d) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

  Repurchase Agreements

  The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Master Portfolio may enter into repurchase agreements only with respect to obligations and other securities that could otherwise be purchased by the Funds. All repurchase agreements will be fully collateralized based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction entered into by the Master Portfolio may be greater than one year. If the seller defaults and the value of the underlying securities has declined, the Master Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to

                                      A-1                             PROSPECTUS
the seller of the security, the Master Portfolio's disposition of the security may be delayed or limited. The Master Portfolio will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees and are not affiliated with the investment adviser, Wells Fargo Bank. The Master Portfolio may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

  Money Market Instruments

  The Master Portfolio may invest in the following types of money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; and (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1" or "A-1+" by S&P. The Master Portfolio also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.

  Other Investment Companies

  The Master Portfolio may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and Wells Fargo Bank will waive its advisory fees for that portion of the Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Aggressive Growth Fund may invest all of its assets in the securities of a single open-end, management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. Subject to the limitations of the 1940 Act, the Funds may purchase shares of exchange-listed, closed-end funds consistent with pursuing their investment objectives.

INVESTMENT POLICY

  The Fund's investment objective, as set forth under "How the Fund
Works - Investment Objective and Policies," is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI for the Fund. If the Board of

PROSPECTUS                            A-2

Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then-current Prospectus.

  As matters of fundamental policy: (i) the Fund may not purchase securities of any issuer (except U.S. Government obligations) if as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowings exceed 5% of the Fund's net assets);
(iii) the Fund may make loans of portfolio securities in accordance with its investment policies; and (iv) the Fund may not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that a Fund may invest 25% or more of its assets in U.S. Government obligations. With respect to fundamental investment policy (i) above, the Fund is subject to this restriction only with respect to 75% of the Fund's assets, and it may be possible that the Company would own more than 10% of the outstanding voting securities of the issuer.

  As a matter of nonfundamental policy, the Fund may invest up to 15% of the current value of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and (c) repurchase agreements not terminable within seven days.

                                      A-3                             PROSPECTUS

SPONSOR, DISTRIBUTOR AND ADMINISTRATOR

Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

INVESTMENT ADVISER, TRANSFER AND
DIVIDEND DISBURSING AGENT AND
CUSTODIAN

Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

LEGAL COUNSEL

Morrison & Foerster
2000 Pennsylvania Avenue, N.W.
Washington, D.C. 20006

For more information about the Funds, simply call 1-800-222-8222, or write:

Stagecoach Funds, Inc.
c/o Stagecoach Shareholder Services
Wells Fargo Bank, N.A.
P.O. Box 7066
San Francisco, California 94120-7066

 STAGECOACH FUNDS:
--------------------------------------------------------------------------------

  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                            LOGO
  - involve investment risk, including possible loss
    of principal

LOGO                                                                SC-02-96-002
Printed on Recycled Paper

LOGO
P.O. Box 7066
San Francisco, CA 94120-7066


 STAGECOACH FUNDS:
--------------------------------------------------------------------------------


  - are NOT FDIC insured
  - are NOT guaranteed by Wells Fargo Bank
  - are NOT deposits or obligations of the Bank                           LOGO
  - involve investment risk, including possible loss of principal



LOGO                                                               SC-02-96-002

Printed on Recycled Paper

                             STAGECOACH FUNDS, INC.
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION


                            DATED FEBRUARY 27, 1996


                             AGGRESSIVE GROWTH FUND

             Stagecoach Funds, Inc. (the "Company") is a professionally managed, open-end, series investment company, commonly referred to as a "mutual fund." This Statement of Additional Information ("SAI") contains information about one of the funds in the Stagecoach Family of Funds -- the AGGRESSIVE GROWTH FUND (the "Fund"). The Fund offers two classes of shares -- Class A Shares and Class B Shares. This SAI relates to both such classes of shares. The investment objective of the Fund is described in its Prospectus under the section entitled "How the Fund Works -- Investment Objectives and Policies." The Fund seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio (at times, the "Master Portfolio") of Master Investment Trust (the "Trust"), which has the same investment objective as the Fund. The Fund may withdraw its investment in the Capital Appreciation Master Portfolio at any time, if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Prospectus and below with respect to the Trust.


             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 27, 1996. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus for the Fund may be obtained without charge by writing Stephens Inc., the Company's sponsor, administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.


                           ------------------------

                               TABLE OF CONTENTS

                                                                                     PAGE


Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
Distribution Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10
Servicing Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
Calculation of Yield and Total Return . . . . . . . . . . . . . . . . . . . . . .      12
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . .      15
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
Federal Income Tax  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      17
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      20
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22
Custodian and Transfer and Dividend Disbursing Agent  . . . . . . . . . . . . . .      22
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      F-1

                            INVESTMENT RESTRICTIONS

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Investment Objectives and Policies." The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of Fund shareholders and it will cast its votes as instructed by such shareholders.


             Neither the Fund nor the Master Portfolio may:


             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

             (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

             (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

             (6) issue senior securities except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

             (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

             (8) purchase securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities ) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

With respect to fundamental investment policy (7), the Fund and the Master Portfolio do not intend to loan their portfolio securities during the coming year.

             The Fund and the Master Portfolio are subject to the following non-fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company or the Trustees of the Trust, as the case may be, at any time.


             Neither the Fund nor the Master Portfolio may:

             (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

             (2)    purchase or sell real estate limited partnership interests;

             (3) write, purchase or sell puts, calls or options or any combination thereof, except to the extent described in the Prospectus and except that the Fund may purchase securities with put rights in order to maintain liquidity;

             (4) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

             (5) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer; nor

             (6) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

             In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund does not intend to invest more than 5% of its net assets in such securities during the coming year. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.


             As a matter of non-fundamental policy, the Fund and the Master Portfolio may each invest up to 25% of their respective net assets in securities of foreign governmental issuers that are denominated in and pay interest in U.S. dollars.


                                   MANAGEMENT


             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund, the Master Portfolio and Management." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                                             Principal Occupations
Name, Address and Age                         Position                       During Past 5 Years
---------------------                         --------                       ---------------------
Jack S. Euphrat, 73                           Director                       Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 44                           Director,                      Senior Vice President
                                              Chairman and                   of Stephens; Manager
                                              President                      of Financial Services
                                                                             Group; President of
                                                                             Stephens
                                                                             Insurance Services
                                                                             Inc.; Senior Vice
                                                                             President of Stephens
                                                                             Sports Management
                                                                             Inc.; and President of
                                                                             Investor Brokerage
                                                                             Insurance Inc.

Thomas S. Goho, 53                            Director                       T.B. Rose Faculty
321 Beechcliff Court                                                         Fellow-Business,
Winston-Salem, NC  27104                                                     Wake Forest University
                                                                             Calloway School, of
                                                                             Business and
                                                                             Accountancy:Associate
                                                                             Professor of Finance of the
                                                                             School of Business
                                                                             and Accounting at Wake Forest
                                                                             University since 1983.

*Zoe Ann Hines, 46                            Director                       Senior Vice President
                                                                             of Stephens and
                                                                             Director of Brokerage
                                                                             Accounting; and
                                                                             Secretary of Stephens
                                                                             Resource
                                                                             Management.

*W. Rodney Hughes, 69                         Director                       Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 77                           Director                       Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 51                          Director                       Private Investor; Real Estate
10 Legrae Street                                                             Developer; Chairman
Charleston, SC 29401                                                         of Renaissance
                                                                             Properties Ltd.;
                                                                             President of Morse
                                                                             Investment
                                                                             Corporation; and Co-
                                                                             Managing Partner of
                                                                             Main Street Ventures.

Richard H. Blank, Jr., 39                     Chief                          Associate of
                                              Operating                      Financial Services
                                              Officer,                       Group of Stephens;
                                              Secretary and                  Director of Stephens
                                              Treasurer                      Sports Management
                                                                             Inc.; and Director of
                                                                             Capo Inc.



                               COMPENSATION TABLE
                  For the Fiscal Year Ended December 31, 1995



                                                                    Total Compensation
                              Aggregate Compensation                 from Registrant
Name and Position                 from Registrant                    and Fund Complex
-----------------             ----------------------                ------------------
Jack S. Euphrat                         $10,188                               $39,750
      Director

*R. Greg Feltus                          0                                       0
      Director

Thomas S. Goho                           10,188                                39,750
      Director

*Zoe Ann Hines                           0                                       0
      Director

*W. Rodney Hughes                        9,438                                 37,000
      Director

Robert M. Joses                          9,938                                 39,000
      Director

*J. Tucker Morse                         8,313                                 33,250
      Director


             Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. Each of the Directors and Officers of the Company serves in the identical capacity as Officers and Directors of Overland Express Funds, Inc. and Stagecoach Inc., and as Trustees and/or Officer of Stagecoach Trust, Master Investment Portfolio, Life & Annuity Trust, Master Investment Trust and Managed Series Investment Trust, each of which is a registered open-end management investment company and each of which is considered to be in the same "fund complex," as such term is defined in Form N-1A under the 1940 Act, as the

Company. The Directors are compensated by other Companies and Trusts within the fund complex for their services as Directors/Trustees to such Companies and Trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of the fund complex.

             As of the date of this SAI, the Directors and Principal Officer of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

             Investment Adviser. The Fund has not engaged an investment adviser. The Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo Bank. The Advisory Contract provides that Wells Fargo Bank shall furnish to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Pursuant to the Advisory Contract, Wells Fargo Bank furnishes to the Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio.

             Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the portfolio of the Master Portfolio.

             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.


            The Strategic Growth Fund of Overland Express Funds, Inc. (as defined in the Prospectus, the "Predecessor Fund") previously retained Wells Fargo Bank as investment adviser. For the period from inception of the Predecessor Fund (January 20, 1993) to February 20, 1996, the Predecessor Fund operated on a stand-alone basis, did not participate in a master/feeder structure. From January 20, 1993 to December 31, 1993, Wells Fargo Bank waived payment of all advisory fees of $68,217. For the year ended December 31, 1994, the Predecessor Fund incurred $207,239 in advisory fees payable to Wells Fargo Bank, and $9,550 of such fees were waived. For the year ended December 31, 1995, the Predecessor Fund incurred $302,821 in advisory fees payable to Wells Fargo Bank. Wells Fargo Bank did not waive any such fees.


             Wells Fargo Bank also serves as Custodian and Transfer and Dividend Disbursing Agent for the Fund and the Master Portfolio. See "Custodian and Transfer and Dividend Disbursing Agent".

             Morrison & Foerster, counsel to the Company and the Trust and special counsel to Wells Fargo Bank, has advised Wells Fargo Bank, the Trust and the Company that Wells Fargo Bank should be able to perform the services contemplated by the Advisory Contract, the Selling Agent Agreement, the Agency Agreement, the Custodian Agreement, the Shareholder Servicing Agreement and the Prospectus, without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent Wells Fargo Bank from continuing to perform, in whole or in part, such services. If Wells Fargo Bank were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

             Administrator and Distributor. The Company has retained Stephens as administrator and distributor on behalf of the Fund. In addition, the Trust has retained Stephens as administrator on behalf of the Master Portfolio.
Under the respective Administration Agreements with the Company and the Trust, Stephens furnishes the Company and the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by Wells Fargo Bank. Stephens also has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility of distributing shares of the Fund.

             Prior to February 20, 1996, Stephens served as administrator and distributor on behalf of the Predecessor Fund.


             For the period from inception to December 31, 1993, the Predecessor Fund's administrative fees totaled $20,483. For the year ended December 31, 1993, the aggregate dollar amount of underwriting commissions paid to Stephens by Overland Express Funds, Inc. was $3,604,377, and Stephens retained $3,457,989 of such commissions. For the same period, Wells Fargo Securities Inc. ("WFSI"), a subsidiary of Wells Fargo Bank and an affiliated broker-dealer of the Company, and its registered representatives, received $146,388 of such commissions.


             For the year ended December 31, 1994, the Predecessor Fund's administrative fees totaled $62,623. For the same period, the aggregate dollar amount of underwriting commissions paid by Overland Express Funds, Inc. was $1,408,759, and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions for the year ended December 31, 1994.

             For the year ended December 31, 1995, the Predecessor Fund's administrative fees totaled $91,128. For the same period, the aggregate dollar amount of underwriting commissions paid on sales/redemptions of the shares of Overland Express Funds, Inc. was

$1,424,127, and Stephens retained $152,656 of such commissions. WFSI and its registered representatives received $31,366 of such commissions for the year.


                               DISTRIBUTION PLAN

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Distribution Plans." As indicated in the Prospectus, the Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for each class of shares of the Fund. The Plan for the Class A Shares and the Plan for the Class B Shares were each adopted by the Board of Directors on November 15, 1995, including a majority of the Directors who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Directors").

             Under the Plan and pursuant to the Distribution Agreement, the Fund may pay the Distributor, as reimbursement for distribution-related expenses and compensation for distribution-related services, a monthly fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class A Shares and up to 0.75% of the average daily net assets attributable to the Class B Shares of the Fund. The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Company and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the NASD Rules of Fair Practice. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Non-Interested Directors. Agreements related to the Plans also must be approved by such vote of the directors and the Non-Interested Directors. Such Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Directors on not more than 60 days' written notice. Each Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the relevant class of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Non-Interested Directors.

             Each Plan requires that the Company shall provide to the Directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.


             The Class A and Class D Shares of the Predecessor Fund have distribution plans under Rule 12b-1 currently in place. Pursuant to these Plans, the Predecessor Fund may pay a monthly fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Class A Shares and up to 0.75% of the average daily net assets attributable to the Class D Shares of the Predecessor Fund.



             For the year ended December 31, 1995 the Class A Shares and Class D Shares of the Predecessor Fund incurred $102,390 and $148,475, respectively, in fees under their respective distribution plans; the fees were paid as compensation to underwriters.




                                 SERVICING PLAN


             As indicated in the Fund's Prospectus, the Fund has adopted a Servicing Plan ("Servicing Plan") with respect to its Class A and Class B Shares. The Board of Directors adopted each Servicing Plan on November 15, 1995. The Board of Directors included a majority of the Directors who were not "interested persons" (as defined in the Act) of the Fund and who had no direct or indirect financial interest in the operation of the Servicing Plan or in any agreement related to the Servicing Plan (the "Servicing Plan Non-Interested Directors").

             Under the Servicing Plan and pursuant to the Servicing Agreements for the Class A Shares, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class A Shares. Under the Servicing Plan and pursuant to the Servicing Agreements for the Class B Shares, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the Class B Shares. The actual fee payable to servicing agents is determined, within such limits, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

             Each Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Non-Interested Directors. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Non- Interested Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the

Servicing Plan Non-Interested Directors. No material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Servicing Plan Non-Interested Directors.

             Each Servicing Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


             The Predecessor Fund has a Servicing Plan currently in place with respect to its Class D Shares. Pursuant to the Servicing Plan the Predecessor Fund may pay one or more servicing agents a fee of up to 0.25% of the average daily net assets of the Fund attributable to the Class D Shares as compensation for certain services. The Predecessor Fund paid the following amounts in servicing fees during each of the last three fiscal years pursuant to the Plan for the Class D Shares:



                               1993     $ 7,839
                               1994     $37,050
                               1995     $49,492



                     CALCULATION OF YIELD AND TOTAL RETURN

             The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Determination of Net Asset Value" and "Performance Data."

             As indicated in the Prospectus, the Fund may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.


             The average annual total returns on the Class A Shares of the Predecessor Fund for the period from the Predecessor Fund's commencement of operations (January 20, 1993) to December 31, 1995, assuming a 4.50% sales load and no sales load, were 25.05% and 27.01%, respectively. The average annual total return on the Class D Shares of the Predecessor Fund for the period from inception (July 1, 1993) to December 31, 1995 was 22.68%. The annual total returns on the Class A Shares of the Fund for the one year ended December 31, 1995, assuming a 4.50% sales loan and no sales load were 36.06% and 42.51% respectively. The annual total return on the Class D Shares of the Predecessor Fund for the one-year ended December 31, 1995 was 40.57%, assuming payment of the 1% CDSC.



             The Fund may advertise the cumulative total return of the Predecessor Fund. Cumulative total return is computed by determining the aggregate comppounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.



             The cumulative total return on the Class A Shares of the Predecessor Fund for the period from the Predecessor Fund's commencement of operation (January 20, 1993) to December 31, 1995, assuming a 4.50% sales load and no sales load, were 102.84% and 93.74%, respectively.

            The average annual total return on the Class D Shares of the Predecessor Fund for the period from inception (July 31, 1993) to December 31, 1995, based on the expenses and performance history of the Class D Shares and restated to include the maximum CDSC of 1.0% applicable on redemption of the Fund's Class B Shares, was 22.38%. The cumulative total return on the Class D Shares of the Predecessor Fund for the same period, based on the expenses and performance history of the Class D Shares and restated to include the maximum CDSC of 1.0% applicable on redemption of the Fund's Class B Shares, was 65.69%. The annual total return on the Class D Shares of the Predecessor Fund for the year ended December 31, 1995, based on the expenses and performance history of the Class D Shares and restated to include the maximum CDSC of 3.0% applicable on redemption of the Fund's Class B Shares, was 38.64%.





             From time to time and only to the extent the comparison is appropriate for a class of Shares of the Fund, the Company may quote performance or price-earning ratios of a class of Shares of the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares the Fund is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors.
Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;
(iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund or the Master Portfolio invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance of the Fund or the Master Portfolio or current or potential value with respect to the particular industry or sector.

             The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold any class of the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


             The Company also may disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

             The Company also may disclose, in advertising and other types of literature, information and statements that the Company's investment adviser, Wells Fargo Bank, is listed in Nelson Publications' ("Nelson's") "Top 20" performance rankings as published in the 1994 edition of "America's Best Money Managers." The Nelson survey ranks the performance of money managers in over 30 asset/style categories and is based on analysis of performance composites and surveys of institutional money managers. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets under management by Wells Fargo Investment Management Group ("IMG"). As of December 31, 1995, IMG had $30.1 billion in assets under management.



                        DETERMINATION OF NET ASSET VALUE

             The following information supplements and should be read in conjunction with the Prospectus section entitled "Purchase of Shares." Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined by the Custodian of the Fund on each day the Exchange is open for trading as of the close of regular trading on the Exchange, which is currently 4:00 p.m. New York time.

             Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Master Portfolio other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees.
Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Trustees and in accordance with procedures adopted by the Trustees.

             Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.

                             PORTFOLIO TRANSACTIONS

             Purchases and sales of securities by the Master Portfolio usually are principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolio also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Master Portfolio's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.

             Wells Fargo Bank, as the investment adviser of the Master Portfolio, may, in circumstances in which two or more dealers are in a position to offer comparable results for the Master Portfolio's portfolio transaction, give preference to a dealer that has provided statistical or other research services to Wells Fargo Bank. By allocating transactions in this manner, Wells Fargo Bank is able to supplement its research and analysis with the views and information of securities firms. Information so received is in addition to, and not in lieu of, the services required to be performed by Wells Fargo Bank under the Advisory Contract, and the expenses of Wells Fargo Bank are not necessarily reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through which Wells Fargo Bank places securities transactions for the Master Portfolio may be used by Wells Fargo Bank in servicing its other accounts, and not all of these services may be used by Wells Fargo Bank in connection with advising the Master Portfolio.

             The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, Wells Fargo Bank is responsible for the Master Portfolio's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company and Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolio does not necessarily pay the lowest spread or commission available.


             On December 31, 1995, the Predecessor Fund to the Master Portfolio owned securities of its "regular brokers or dealers or their parents", as defined in the 1940 Act, as follows: $1,638,000 of Goldman Sachs & Co. Government Repurchase Agreement.



             For the year ended December 31, 1994, the Predecessor Fund paid brokerage commission in the amount of $171,356.



             For the year ended December 31, 1995, the Predecessor Fund paid brokerage commissions in the amount of $190,359; brokerage commissions were not paid to any affiliated brokers.

             Portfolio Turnover. Portfolio turnover generally involves some expenses to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the
reinvestment in other securities.    A high portfolio turnover rate should not
result in the Master Portfolio paying substantially more brokerage commissions, since most transactions in government securities and municipal securities are effected on a principal basis. Portfolio turnover can generate short-term capital gain tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                               FEDERAL INCOME TAX


             The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividends and Distributions" and "Taxes." The Prospectus of the Fund describes generally the tax treatment of distributions by the Master Portfolio and the Fund. This section of the SAI includes additional information concerning federal income taxes.


             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least
90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the taxpayer controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its stockholders at least 90% of the sum of its net investment income and net tax-exempt income earned in each year.


             A 4% nondeductible excise tax will be imposed on the Fund to (other than to the extent of the Fund's tax-exempt income) the extent it does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by the Fund that is subject to income tax will be considered to have been distributed by year-end. In addition, dividends and distributions of taxable income and capital gains declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been distributed by the Fund and received by the shareholders on December 31 of that calendar year if the dividend is actually paid no later than January 31 of the following year. Such dividends will, accordingly, be taxable to the recipient shareholders in the year in which the record date falls. The Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.


             Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes (generally at rates from 10% to 40%) imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because the Master Portfolio does not expect to hold more than 50% of the value of its total assets in securities of foreign issuers, the Fund does not expect to be eligible to elect to "pass through" foreign tax credits to shareholders.



             The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership under the Code, any interest, dividends and gains or losses of the Master Portfolio will be deemed to have been "passed through" to the Fund and other investors in the Master Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Master Portfolio or losses (through contribution) have been realized by the Fund and other investors. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.



             Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.




            To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year. If a shareholder receives such a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation.

             As of the printing of this SAI, the maximum individual marginal tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28.00%; and the maximum marginal corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.


             If a shareholder exchanges or otherwise disposes of shares of the Fund within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund or of a different fund, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.


             Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. If an option written by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by such Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a tax straddle.



        If securities are sold by a Master Portfolio pursuant to the exercise of a call option written by it, such Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Master Portfolio pursuant to the exercise of a put option written by it, such Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Master Portfolio derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Master Portfolio's ability to write options.


        Offsetting positions held by a regulated investment company involving certain financial forward futures or option contracts may be considered for tax purposes to constitute "straddles". "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.


        If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.





             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules such as marked to market rules that would result in income or gain recognition by the Master Portfolio without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.


             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to Federal, state or local taxes.


                                 CAPITAL STOCK

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "The Fund, the Master Portfolio and Management."


             The Company, an open-end management investment company, was incorporated in Maryland on September 9, 1991. The authorized capital stock of the Company consists of 17,000,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of thirteen series of shares, each representing an interest in one of the following funds -- the Asset Allocation, California Tax-Free Bond, California Tax-Free Income, California Tax-Free Money Market Mutual, Corporate Stock, Diversified Income, Ginnie Mae, Growth and Income, Money Market Mutual, National Tax-Free Money Market Mutual, Short-Intermediate U.S. Government Income, U.S. Government Allocation and Variable Rate Government Funds -- and the Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios.


             The Fund is comprised of two classes of shares, Class A Shares and Class B Shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by series unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in a series' fundamental investment policy affects only one series and would be voted upon only by shareholders of the series and not by shareholders of the Company's other series. Additionally, approval of an advisory contract is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series. As used in the Prospectus and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

             The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the Act.
However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

             Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued for the consideration described in the Prospectus, will be fully paid and non-assessable by the Company.

             The Trust is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by the Trust, the Trust's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

             The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. The Trust also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.


             As of February 23, 1996, Stephens was the beneficial owner of 100% of the outstanding voting securities of the Fund.



                                     OTHER

             The Registration Statement of the Trust and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. The Annual Report will be sent free of charge to any shareholder who requests it.


                           CUSTODIAN AND TRANSFER AND
                           DIVIDEND DISBURSING AGENT

             The following information supplements and should be read in conjunction with the section of the Prospectus entitled "Custodian, Transfer and Dividend Disbursing Agent." Wells Fargo Bank has been retained to act as Custodian and Transfer and Dividend Disbursing Agent for the Fund and the Master Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund and the Master Portfolio; receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. For its services as Custodian, Wells Fargo Bank receives an asset-based fee and transaction charge from the Master Portfolio; and for its services as transfer and dividend and disbursing agent, it receives a base fee and per-account fees from the Fund.

                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and the Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION


             The audited financial statements and portfolio of investments of the Predecessor Fund for the most recent fiscal year are hereby attached to this SAI. The Annual Report will be sent free of charge with this SAI to any shareholder who requests the SAI.

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - 94.80%
ADVERTISING - 0.90%
        25,000   HA-LO Industries inc+                       $   410,000   $    768,750

BASIC INDUSTRIES - 0.17%
        10,000   Cronos Group                                $   100,000   $    101,250
        55,000   Quadrax Corp+                                   212,492         46,406
                                                             ------------  ------------
                                                             $   312,492   $    147,656

BIOTECHNOLOGY - 4.50%
        10,000   Cephalon Inc+                               $   277,250   $    407,500
        30,000   Genzyme Corp - General Division+              1,550,250      1,871,250
        40,000   Genzyme Corp - Tissue Repair+                   601,250        635,000
        35,000   Liposome Co Inc+                                426,103        700,000
        25,000   Neurex Corp+                                    112,500        228,125
                                                             ------------  ------------
                                                             $ 2,967,353   $  3,841,875

COMMERCIAL SERVICES - 2.20%
        20,000   AccuStaff Inc+                              $   318,229   $    880,000
        11,000   Central Parking Corp+                           198,000        316,250
        22,000   Sylvan Learning Systems Inc+                    562,625        654,500
        86,000   Work Recovery Inc+                              367,812         21,500
                                                             ------------  ------------
                                                             $ 1,446,666   $  1,872,250

COMPUTER SOFTWARE - 16.90%
        20,000   Adobe Systems Inc                           $ 1,270,195   $  1,240,000
        26,000   Avant! Corp+                                    803,308        500,500
        25,000   First Data Corp                               1,608,075      1,671,875
        48,500   IKOS Systems Inc+                               397,989        539,563
        20,000   Imnet Systems Inc+                              364,750        480,000
        33,000   LifeRate Systems Inc+                           259,875        367,125
        45,000   Metatec Corp Class A+                           530,657        495,000
        12,500   MetaTools Inc+                                  312,500        325,000
        10,000   Microsoft Corp+                                 668,063        877,500
        12,000   Minnesota Educational Computing Corp+           360,469        300,000
        48,000   Oracle Systems Corp+                          1,815,084      2,034,000

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - CONTINUED
COMPUTER SOFTWARE  - CONTINUED
        20,000   Phamis Inc+                                     520,435        595,000
        22,000   Premenos Tech Corp+                             562,709        580,250
       100,000   Sanctuary Woods Multimedia+                     512,831        287,500
        10,000   Software 2000 Inc+                              110,000         77,500
        10,000   Syncronys Softcorp+                             127,078         28,750
        20,000   Synopsys Inc+                                   559,875        760,000
        50,000   Veritas Software Corp+                        1,126,348      1,900,000
        20,000   Verity Inc+                                     326,850        885,000
        40,000   Viasoft Inc+                                    404,688        475,000
                                                             ------------  ------------
                                                             $12,641,779   $ 14,419,563

COMPUTER SYSTEMS - 12.81%
         5,000   3Com Corp+                                  $   214,313   $    233,125
        45,000   Adaptec Inc+                                  1,329,158      1,845,000
        30,000   Cisco Systems Inc+                            1,054,875      2,238,750
        19,000   Clarify Inc+                                    442,875        570,000
        60,000   Komag Inc+                                    2,865,072      2,767,500
        40,000   RadiSys Corp+                                   517,500        470,000
        15,000   Silicon Storage Technology Inc+                 135,000        198,750
        36,000   Solectron Corp+                                 851,938      1,588,500
        22,500   Sync Research Inc+                            1,153,750      1,018,125
                                                             ------------  ------------
                                                             $ 8,564,481   $ 10,929,750

ELECTRICAL EQUIPMENT - 2.12%
        45,000   Interlink Electronics Inc+                  $   225,000   $    292,500
        32,000   Nokia Corp ADR Class A                        1,197,215      1,244,000
        50,000   Power (R F) Products Inc+                       348,463        275,000
                                                             ------------  ------------
                                                             $ 1,770,678   $  1,811,500

ENERGY & RELATED - 4.70%
        28,200   Camco International Inc                     $   703,960   $    789,600
        40,000   Digicon Inc+                                    232,400        320,000
        15,000   Ensco International Inc+                        250,367        345,000
        15,000   Global Industries Ltd+                          389,375        450,000

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - CONTINUED
ENERGY & RELATED  - CONTINUED
        32,400   J Ray McDermott SA+                             700,762        579,150
        15,000   Marine Drilling Co Inc+                          71,250         76,875
        10,000   Petroleum Geo-Services ADR+                     244,167        250,000
        10,000   Sonat Offshore Drilling Co                      350,561        447,500
        15,000   Sun Co Inc                                      469,950        410,625
        17,500   Trigen Energy Corp                              300,850        341,250
                                                             ------------  ------------
                                                             $ 3,713,642   $  4,010,000

ENTERTAINMENT & LEISURE - 3.19%
        40,000   Family Golf Centers Inc+                    $   600,000   $    730,000
        30,000   Mirage Resorts Inc+                             971,405      1,035,000
         8,000   Morrow Snowboards Inc+                           88,000        130,000
         5,000   Mountasia Entertainment International Inc+       24,063         24,063
        19,500   Sports Club Inc+                                136,260         60,938
        20,000   Station Casino Inc+                             293,750        292,500
        45,000   Stratosphere Corp+                              378,617        444,375
                                                             ------------  ------------
                                                             $ 2,492,095   $  2,716,876

ENVIRONMENTAL CONTROL - 3.29%
        55,000   Molten Metal Technology Inc+                $ 1,248,970   $  1,794,375
        15,000   Republic Industries Inc+                        349,107        541,875
        25,000   U.S.A. Waste Services Inc+                      505,045        471,873
                                                             ------------  ------------
                                                             $ 2,103,122   $  2,808,123

FINANCE & RELATED - 4.76%
        60,000   Capital One Financial Corp                  $ 1,655,226   $  1,432,500
        20,000   Cole Taylor Financial Group Inc                 391,740        597,500
        70,000   Envoy Corp (New)+                               414,846      1,211,875
        20,000   NHP Inc+                                        252,500        370,000
        20,000   Oxford Corp Class A+                            534,709        450,000
                                                             ------------  ------------
                                                             $ 3,249,021   $  4,061,875

FOOD & RELATED - 1.75%
        40,000   Garden Fresh Restaurant Corp+               $   328,375   $    260,000

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - CONTINUED
FOOD & RELATED  - CONTINUED
        30,000   General Nutrition Co Inc+                       378,750        690,000
        10,000   NuCo2 Inc+                                      126,040        130,000
        30,000   Whole Foods Market Inc+                         566,125        416,250
                                                             ------------  ------------
                                                             $ 1,399,290   $  1,496,250

GENERAL BUSINESS & RELATED - 0.27%
        12,500   LeCroy Corp+                                $   176,875   $    231,250

HEALTHCARE - 8.28%
        15,000   Coventry Corp+                              $   309,550   $    309,375
        40,000   Genesis Health Ventures Inc+                    909,602      1,460,000
        60,000   Healthsouth Corp+                             1,229,949      1,747,500
        25,000   Owen Healthcare Inc+                            454,375        690,625
        40,000   Renal Treatment Centers+                        973,000      1,760,000
        40,000   Value Health Inc+                             1,337,160      1,100,000
                                                             ------------  ------------
                                                             $ 5,213,636   $  7,067,500

MANUFACTURING PROCESSING - 1.50%
         8,200   Intertape Polymer Group Inc+                $   247,180   $    257,275
        25,000   Lydall Inc+                                     371,040        568,750
        25,000   Waters Corp+                                    414,500        456,250
                                                             ------------  ------------
                                                             $ 1,032,720   $  1,282,275

MEDICAL EQUIPMENT & SUPPLIES - 6.57%
        30,000   AVECOR Cardiovascular Inc+                  $   468,125   $    532,500
        50,000   Bioject Medical Technologies+                   229,063         93,750
        40,000   Biomatrix Inc+                                  347,292        670,000
        50,000   CompuMed Inc+                                   475,938        212,500
        60,000   Endosonics Corp+                                553,906        907,500
        40,000   Heart Technology Inc+                           777,569      1,315,000
        35,000   ICU Medical Inc+                                465,000        595,000
        30,000   InStent Inc+                                    514,031        450,000
        12,500   Life Med Sciences Inc+                           92,188        112,500

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES  - CONTINUED
        32,500   Molecular Devices Corp+                         358,750        341,250
        15,000   Sola International Inc+                         261,879        378,750
                                                             ------------  ------------
                                                             $ 4,543,741   $  5,608,750

PHARMACEUTICALS - 0.74%
        16,000   Ergo Science Corp+                          $   144,000   $    228,000
         1,000   Fuisz Technologies Ltd+                          12,000         15,250
        20,000   Medarex Inc+                                    111,250        142,500
        60,000   Seragen Inc+                                    414,940        247,500
                                                             ------------  ------------
                                                             $   682,190   $    633,250

RETAIL & RELATED - 2.70%
        30,000   Barnes & Noble+                             $   875,857   $    870,000
        15,000   Concord Camera Corp+                             63,750         67,500
        30,000   Corporate Express Inc+                          723,750        903,750
        15,000   PetSmart Inc+                                   383,125        465,000
                                                             ------------  ------------
                                                             $ 2,046,482   $  2,306,250

SEMICONDUCTORS - 5.00%
        93,500   Integrated Device Technology Inc+           $ 2,335,108   $  1,203,813
        18,000   Intel Corp                                      904,125      1,021,500
        40,000   OnTrak Systems Inc+                             991,438        580,000
        15,000   S3 Inc+                                         262,188        264,375
        40,000   Semtech Corp+                                   857,655        780,000
        40,600   Tegal Corp+                                     518,414        416,150
                                                             ------------  ------------
                                                             $ 5,868,928   $  4,265,838

TELECOMMUNICATIONS - 10.93%
        65,000   Accom Inc+                                  $   552,594   $    422,500
        25,000   AML Communications Inc+                         232,750        262,500
        15,000   Anicom Inc+                                     135,000        159,375
        15,000   Arch Communications Group Inc+                  408,681        360,000
        15,000   Cascade Communications Corp+                  1,218,005      1,278,750
        15,000   Celeritek Inc+                                  112,500        159,375

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                       COST         VALUE
COMMON STOCKS - CONTINUED
TELECOMMUNICATIONS  - CONTINUED
        45,000   Comdial Corp+                                   541,000        410,625
        42,800   DSC Communications Corp+                      1,864,154      1,578,250
       100,000   LCI International Inc+                          913,174      2,050,000
        50,000   PanAmSat Corp+                                  805,536      1,103,125
        15,000   Premisys Communications Inc+                    674,063        840,000
        20,000   WorldCom Inc+                                   605,000        705,000
                                                             ------------  ------------
                                                             $ 8,062,457   $  9,329,500

TRANSPORTATION - 1.52%
        20,000   Greenbrier Companies Inc                    $   307,323   $    242,500
        40,000   Landair Services Inc+                           666,866        530,000
        10,000   Marten Transportation Ltd+                      196,250        165,000
        40,000   Mesa Airlines Inc+                              622,588        360,000
                                                             ------------  ------------
                                                             $ 1,793,027   $  1,297,500

                 TOTAL COMMON STOCKS                         $70,490,675   $ 80,906,581

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST        MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE            DATE         VALUE
CORPORATE BONDS & NOTES - 1.47%
CONVERTIBLE CORPORATE BONDS - 1.47%
$      240,000   First Financial Management Corp                      5.00 %     12/15/99  $    383,280
       100,000   Genesis Health Ventures Inc                          6.00       11/30/03       162,000
       100,000   LDDS Communications Inc                              5.00       08/15/03       105,000
       800,000   Softkey International Inc                            5.50       11/01/00       604,000
                                                                                           ------------
                 TOTAL CORPORATE BONDS & NOTES                                             $  1,254,280
                 (Cost $1,215,624)

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

    SHARES       SECURITY NAME                                             VALUE
WARRANTS - 2.22%
        50,000   Intel Corp expires 3/14/1998+
                                                                       $  1,337,500
         3,000   Interlink Electronics Inc expires 06/07/1996+
                                                                              3,188
       100,000   Viacom Inc Class E expires 07/07/1999+
                                                                            550,000
                                                                       ------------
                 TOTAL WARRANTS                                        $  1,890,688
                 (Cost $1,099,271)

STRATEGIC GROWTH FUND - DECEMBER 31, 1995
PORTFOLIO OF INVESTMENTS

                                                                   INTEREST      MATURITY
   PRINCIPAL     SECURITY NAME                                       RATE          DATE           VALUE
SHORT-TERM INSTRUMENTS - 1.92%
REPURCHASE AGREEMENTS - 1.92%
$    1,638,000   Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government
                 Securities                                           5.75       01/02/96  $  1,638,000
                 (Cost $1,638,000)

TOTAL INVESTMENTS IN SECURITIES

              (Cost $74,443,570)* (Notes 1 and 3)         100.41%     85,689,549
              Other Assets and Liabilities, Net            (0.41)       (347,079)
                                                       ---------   -------------
              TOTAL NET ASSETS                            100.00%  $  85,342,470
                                                       ---------   -------------
                                                       ---------   -------------

 ...............................................................................

 +   NON-INCOME EARNING SECURITIES.
 * COST FOR FEDERAL INCOME TAX PURPOSES IS THE SAME AS FOR FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION CONSISTS OF:

Gross Unrealized Appreciation      18,980,372
Gross Unrealized Depreciation      (7,734,393)
                                -------------
NET UNREALIZED APPRECIATION     $  11,245,979
                                -------------
                                -------------

The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.
STRATEGIC GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995


ASSETS
Investments:
In securities, at identified cost (Note 3)                  $74,443,570
-----------------------------------------------------------------------
In securities, at market value                              $85,689,549
Cash                                                              2,170
Receivables:
 Dividends and interest                                          14,679
 Fund shares sold                                               277,987
Organization expenses, net of amortization                       35,626
Prepaid expenses                                                 35,008
                                                            -----------
TOTAL ASSETS                                                 86,055,019

LIABILITIES
Payables:
 Investment securities purchased                                468,750
 Fund shares redeemed                                            44,362
 Due to administrator                                            90,525
 Due to advisor                                                  93,585
 Accrued expenses                                                15,327
                                                            -----------
TOTAL LIABILITIES                                               712,549
                                                            -----------
NET ASSETS                                                  $85,342,470
                                                            ===========
NET ASSETS CONSIST OF:
Paid-in capital- Class A                                    $50,306,393
Paid-in capital - Class D                                    22,955,679
Undistributed net investment loss                           (1,105,810)
Undistributed net realized gain on investments                1,940,229
Net unrealized appreciation of investments                   11,245,979
                                                            -----------
NET ASSETS                                                  $85,342,470
                                                            ===========
COMPUTATION OF NET ASSET VALUE
AND OFFERING PRICE :
Net assets - Class A                                        $59,016,086
Shares outstanding - Class A                                  3,508,125
Net asset value and offering price - Class A                     $16.82
Maximum offering price per share - Class A                       $17.61(1)
Net assets - Class D                                        $26,326,384
Shares outstanding - Class D                                  1,266,478
Net asset value and offering price - Class D                     $20.79

-----------------------------------------------------------------------
(1) Maximum offering price is computed as 100/95.5 of net asset value. On investments of $100,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.
STRATEGIC GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


INVESTMENT INCOME
Dividends                                                      $132,455
Interest                                                        186,812
                                                            -----------
TOTAL INVESTMENT INCOME                                         319,267

EXPENSES (Note 2):
ADVISORY FEES                                                   302,821
Administration fees                                              91,128
Custody fees                                                     22,191
Distribution fees                                               250,865
Shareholder servicing fees                                       49,492
Portfolio accounting fees                                        63,554
Transfer Agency fees                                             56,926
Amortization of organization expenses                            14,899
Legal and audit fees                                             29,255
Registration fees                                                43,014
Directors fees                                                    5,000
Shareholder reports                                              35,206
Other                                                            18,734
                                                            -----------
TOTAL EXPENSES                                                  983,085
Less:
 Waived Fees (Note 2)                                          (57,496)
Net expenses                                                    925,589
                                                            -----------
NET INVESTMENT LOSS                                           (606,322)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on sale of investments                     10,895,873
Net change in unrealized appreciation of investm              8,601,611
                                                            -----------
NET GAIN ON INVESTMENTS                                      19,497,484

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                   $18,891,162

-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.
STRATEGIC GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                           For the Year        For the Year
                                                                  Ended               Ended
                                                          Dec. 31, 1995       Dec. 31, 1994
                                                          -------------       -------------
INCREASE IN NET ASSETS
Operations:
 Net investment loss                                         $(606,322)          $(449,157)
 Net realized gain on sale of investments                    10,895,873           1,481,221
 Net change in unrealized appreciation on investments         8,601,611             336,969
                                                          -------------       -------------
NET INCREASE IN NET ASSETS                                   18,891,162           1,369,033
RESULTING FROM OPERATIONS
Distributions to shareholders:
 From net realized capital gains - Class A                  (6,182,997)           (655,929)
 From net realized capital gains - Class D                  (2,772,646)           (376,137)
 From tax return of capital - Class A                                 0           (278,477)
 From tax return of capital - Class D                                 0           (170,680)
CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold - Class A                         36,545,391         11,769,539
 Net asset value of shares issued in reinvestment
 of dividend distributions - Class A                          4,705,176            403,346
 Cost of shares redeemed -Class A                          (15,571,514)        (10,877,764)
NET INCREASE IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -CLASS A                     25,679,053          1,295,121
 Proceeds from shares sold - Class D                         11,752,195          6,859,821
 Net asset value of shares issued in reinvestment
 of dividend distributions - Class D                          1,754,560            175,834
 Cost of shares redeemed - Class D                          (5,858,015)         (3,485,125)
NET INCREASE IN NET ASSETS RESULTING
FROM CAPITAL SHARE TRANSACTIONS -CLASS D                      7,648,740           3,550,530
                                                          -------------       -------------
INCREASE IN NET ASSETS                                       43,263,312           4,733,461

NET ASSETS
Beginning net assets                                         42,079,158          37,345,697
                                                          -------------       -------------
ENDING NET ASSETS                                           $85,342,470         $42,079,158
                                                          =============       =============
SHARES ISSUED AND REDEEMED
 Shares sold - Class A                                        2,168,399             890,673
 Shares issued in reinvestment of dividends and
 distributions - Class A                                        292,301              30,559
 Shares redeemed - Class A                                    (965,246)           (834,218)
NET INCREASE IN SHARES OUTSTANDING - CLASS A                  1,495,454              87,014
 Shares sold - Class D                                          552,068             410,160
 Shares issued in reinvestment of dividends and
 distributions -  Class D                                        88,848              10,884
 Shares redeemed - Class D                                    (301,590)           (214,855)
NET INCREASE IN SHARES OUTSTANDING - CLASS D                    339,326             206,189

-----------------------------------------------------------------------       -------------

The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.
STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected Data for a Share Outstanding During Each Period are as Follows:



                                                                              Class A                           Class D
                                                                              -------                           -------

                                                                                 From                              From
                                                       Year        Year     inception       Year       Year    inception
                                                      ended       ended    on January      ended      ended   on July 1,
                                                   Dec. 31,    Dec. 31,   20, 1993 to   Dec. 31,   Dec. 31,      1993 to
                                                       1995        1994      Dec. 31,       1995       1994     Dec. 31,
                                                                                 1993                               1993
 NET ASSET VALUE, BEGINNING OF PERIOD                $13.29      $13.20        $10.00     $16.54     $16.55       $15.00
 Income from investment operations:
   Net investment loss                               (0.04)      (0.11)        (0.03)     (0.16)     (0.24)       (0.43)
   Net realized and unrealized gains on                5.66        0.67          3.68       6.99       0.81         2.51
   investments
                                                    --------------------------------------------------------------------
 Total from investment operations                      5.62        0.56          3.65       6.83       0.57         2.08
 Less distributions:
   Dividends from net investment income                0.00        0.00        (0.03)       0.00       0.00         0.00
   Distributions from net realized capital gains      (2.09)      (0.33)        (0.41)     (2.58)     (0.40)       (0.53)
   Tax return of capital                               0.00      (0.14)        (0.01)       0.00     (0.18)         0.00
                                                    --------------------------------------------------------------------
 Total from distributions                            (2.09)      (0.47)        (0.45)     (2.58)     (0.58)       (0.53)
                                                    --------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                      $16.82     $ 13.29        $13.20     $20.79     $16.54       $16.55
                                                    ====================================================================

 TOTAL RETURN (not annualized) (3)                   42.51%       4.23%        36.56%     41.54%      3.46%       13.84%

 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000)                    $59,016     $26,744       $25,413    $26,326    $15,335      $11,932
 Number of shares outstanding, end of                 3,508       2,013         1,926      1,266        927          721
   period (000)
 Ratios to average net assets (annualized):
 Ratio of expenses to average net assets(1)           1.28%       1.20%         0.66%      2.02%      1.95%        0.61%
 Ratio of net investment loss to
 average net assets(2)                              (0.76)%     (0.81)%       (0.01)%    (1.49)%    (1.56)%      (1.00)%
 Portfolio turnover                                    171%        149%          182%       171%       149%         182%
 -----------------------------------------------------------------------------------------------------------------------
 (1) Ratio of expenses to average net assets
         prior to waived fees and reimbursed
         expenses                                    1.38%       1.55%         1.64%      2.09%      2.23%        2.14%
 (2) Ratio of net investment loss to average
         net assets prior to waived fees and
         reimbursed expenses                        (0.86)%     (1.16)%       (0.99)%    (1.56)%    (1.84)%      (2.53)%


      (3) Total returns do not include any sales charges.

      The accompanying notes are an integral part of these financial statements.

OVERLAND EXPRESS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION

    The Strategic Growth Fund (the "Fund") is a series of Overland Express Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end series investment company. The Company commenced operations on April 7, 1988 and includes ten separate diversified funds: the Asset Allocation Fund, the Money Market Fund, the Municipal Income Fund, the Overland Sweep Fund, the Short-Term Government-Corporate Income Fund, the Short-Term Municipal Income Fund, the Strategic Growth Fund, the U.S. Government Income Fund, the U.S. Treasury Money Market Fund, the Variable Rate Government Fund, and two non-diversified funds: the California Tax-Free Bond Fund and the California Tax-Free Money Market Fund. These financial statements represent the Strategic Growth Fund. These Funds invest in a range of securities, generally including money market instruments, equities and U.S. government securities.

    The Fund commenced offering Class D shares on July 1, 1993. The two classes of shares differ principally in their respective sales charges, service fees, and distribution fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Gains are allocated to each class pro rata based upon net assets of each class on the
date of distribution.  No class has preferential dividend rights.   Differences
in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution and service fees.

    The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    SECURITY VALUATION

    Investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sales price on the day of valuation. U.S. Government obligations are valued at stated mean between the last reported bid and ask prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. Debt securities other than those maturing in 60 days or less and other than U.S. government obligations are valued at the latest quoted bid price. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Board of Directors.

OVERLAND EXPRESS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS


    SECURITY TRANSACTIONS AND INCOME RECOGNITION

    Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code.

    REPURCHASE AGREEMENTS

    Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Portfolio of Investments. The adviser to the Funds pools the Funds' cash and invests in repurchase agreements entered into by the Funds. The prospectuses require that the cash investments be fully collateralized based on values that are marked to market daily. The collateral is held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds at December 31, 1995 are collateralized by U.S. Treasury or federal agency obligations. The repurchase agreements were entered into on December 29, 1995.

    DISTRIBUTIONS TO SHAREHOLDERS

   Dividends to shareholders from net investment income of the Fund, if any, are declared and distributed annually. Any dividends to shareholders from net realized capital gains are declared and distributed annually.

    FEDERAL INCOME TAXES

    The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its net investment income and any net realized capital gains to its shareholders. Therefore, no federal or state income tax provision is required.

    Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the portfolio. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

On the Statement of Assets and Liabilities, as a result of book-to-tax differences due to previous year tax returns of capital, reclassification adjustments have been made to the Fund to decrease overdistributed net investment income and paid-in-capital by $449,157.

OVERLAND EXPRESS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS


    ORGANIZATION EXPENSES

    Stephens Inc. ("Stephens"), the Funds' administrator, sponsor and distributor, has incurred expenses in connection with the organization and initial registration of the various funds. These expenses were charged to the individual Funds and are being amortized by the Funds on a straightline basis over 60 months from the date the Funds commenced operations.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Company has entered into separate advisory contracts on behalf of the Fund with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contract, WFB has agreed to provide the Fund with investment guidance and policy direction in connection with daily portfolio management. Under the contract WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of the average daily net assets of the Fund.

    The Company has entered into contracts on behalf of the Fund with WFB whereby WFB is responsible for providing custody and portfolio accounting services for the Funds. For this service, WFB is entitled to an annual fee for custody services at the annual rate of 0.0167% of the average daily net assets of the Fund. For portfolio accounting services, WFB is entitled to a monthly base fee from the Fund of $2,000 plus an annual fee of 0.07% of the first $50 million, 0.045% of the next $50 million and 0.02% of the remaining average daily net assets.

    The Company has entered into a contract on behalf of the Fund with WFB whereby WFB provides transfer agent services for the Fund. Under the transfer agency agreement, WFB is paid a per account fee and other related costs with a minimum monthly fee of $3,000 per fund unless net assets of the fund are under $20 million. For as long as the assets remain under $20 million the fund will not be charged any transfer agency fees by WFB.

    The Fund may enter into service agreements with one or more servicing agents on behalf of Class D shares of the Fund. Under such agreements, servicing agents have agreed to provide shareholder liaison services, including responding to customer inquiries and providing information on their investments, and to provide such other related services as the Fund or a Class D shareholder may reasonably request. For these services, a servicing agent receives a fee, on an annualized basis for the Fund's then-current fiscal year, not to exceed 0.25% of the average daily net assets of the Class D shares of the Fund. The Service fees for Class D for the year ended December 31, 1995 were $49,492.

    The Company has entered into administration and distribution agreements on behalf of the Fund with Stephens. Under the agreements, Stephens has agreed to provide supervisory, administrative and distribution services to the Fund. For providing supervisory and administrative services, the Fund has agreed to pay Stephens a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million.

OVERLAND EXPRESS FUNDS, INC.
NOTES TO THE FINANCIAL STATEMENTS

    The Company also has adopted separate distribution plans for Class A and D shares pursuant to Rule 12b-1 under the 1940 Act, whereby on behalf of the Fund, the Fund may pay Stephens, as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares. The Class D Distribution Plan of the Fund provides that the Fund may pay the Distributor a monthly fee at an annual rate of up to 0.75% of the Fund's average daily net assets attributable to Class D shares. Distribution fees, for Class A and Class D of the Fund, for the year ended December 31, 1995 were $102,390 and $148,475 respectively.

   For the year ended WFB has waived certain of its fees in the amount of $57,496. Waived fees continue at the discretion of WFB.

    Certain officers and directors of the Company are also officers of Stephens. At December 31, 1995, Stephens owned 6,030 shares of the Strategic Growth Fund.

    Stephens has retained $1,424,127 as sales charges from the proceeds of capital shares sold by the Company for the year ended December 31, 1995. Wells Fargo Securities Inc., a subsidiary of WFB, received $31,366 as sales charges from the proceeds of capital shares sold by the Company for the year ended December 31, 1995.

3. INVESTMENT PORTFOLIO TRANSACTIONS

    Purchases and sales of investments, exclusive of short-term securities, for the Strategic Growth Fund for the year ended December 31, 1995, were as follows:

AGGREGATE PURCHASES
AND SALES OF:
-------------------------------------------
SECURITIES OTHER THAN U.S. GOVERNMENT OBLIGATIONS:

  Purchases at cost                         $122,483,641
  Sales proceeds                             100,543,477

4. CAPITAL SHARES TRANSACTIONS

    As of December 31, 1995, there were 20 billion shares of $.001 par value capital stock authorized by the Company. As of December 31, 1995, the Fund was authorized to issue 100 million shares of $.001 par value capital stock for each class of shares. Transactions in capital shares for the years ended December 31, 1995 and 1994 are disclosed in detail in the Statements of Changes in Net Assets.

5.  OVERLAND STRATEGIC GROWTH FUND CONVERSION TO MASTER-FEEDER STRUCTURE

The Company has received shareholder approval for a reorganization of the Overland Express Strategic Growth Fund into a master-feeder structure. Under this structure , the Fund will become a feeder fund and will invest all of its assets in any corresponding, newly established Master Portfolio. The reorganization will not result in any changes to the Fund's investment objective. WFB has agreed to absorb the additional expenses for at least one year after the reorganization.

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OVERLAND EXPRESS FUNDS, INC.:

        We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Strategic Growth Fund (one of the funds comprising Overland Express Funds, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1995, by examination and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Growth Fund of Overland Express Funds, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.




/s/ KPMG PEAT MARWICK LLP


SAN FRANCISCO, CALIFORNIA
FEBRUARY 14, 1996

PROXY VOTING RESULTS

A special shareholder meeting was held on January 30, 1996, to vote on the following proposal for the Strategic Growth Fund. The proposal received the required majority of votes and was adopted.

PROPOSAL 1.
To consider approval of the proposal to reorganize the Strategic Growth Fund into a master/feeder structure, with amendments to certain fundamental investment restrictions to permit the Strategic Growth Fund to invest all of its assets in another investment company.

For             Against                   Abstain
2,138,338       119,480                   133,942

                             STAGECOACH FUNDS, INC.

                    SEC REGISTRATION NOS. 33-42927; 811-6419

                                     PART C

                               OTHER INFORMATION


Item 24.     Financial Statements and Exhibits

       (a)   Financial Statements:

             The following audited financial statements for the year ended December 31, 1995, for the Strategic Growth Fund of Overland Express Funds, Inc. (SEC File No. 33-16296; 811-8275), the predecessor fund to the Aggressive Growth Fund of the Company, are included in Part B, Item 23:


             Portfolio of Investments - December 31, 1995
             Statement of Assets and Liabilities - December 31, 1995
             Statement of Operations for the year ended December 31, 1995 Statement of Changes in Net Assets for the year ended December 31,
               1995
             Financial Highlights for the year ended December 31, 1995
             Notes to Financial Statements - December 31, 1995


       (b)   Exhibits:

      Exhibit
      Number                                           Description
      ------                                           -----------
       1                     -     Amended and Restated Articles of Incorporation dated November 22, 1995, incorporated by reference to Post-Effective Amendment No. 17 to the
                                   Registration Statement, filed November 29, 1995.

       2                     -     By-Laws, incorporated by reference to the Initial Registration
                                   Statement, filed September 30, 1991.

       3                     -     Not Applicable

       4                     -     Not Applicable

       5(a)(i)(A)            -     Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Asset
                                   Allocation Fund, incorporated by reference to  Post-Effective Amendment
                                   No. 2 to the Registration Statement, filed April 17, 1992.

           (i)(B)            -     Sub-Advisory Contract with Wells Fargo Nikko Investment Advisors on behalf of the Asset Allocation Fund, incorporated by reference to Post-
                                   Effective Amendment No. 2 to the Registration Statement, filed April
                                   17, 1992.

           (ii)(A)           -     Advisory Contract with Wells Fargo Bank, N.A. on behalf of the U.S.
                                   Government Allocation Fund, incorporated by reference to Post-Effective
                                   Amendment No. 2 to the Registration Statement, filed April 17, 1992.


           (ii)(B)           -     Sub-Advisory Contract with Wells Fargo Nikko Investment Advisors on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                   Statement, filed April 17, 1992.

           (iii)             -     Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                                   California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed
                                   April 17, 1992.

           (iv)              -     Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                                   California Tax-Free Bond Fund, incorporated by reference to Post-
                                   Effective Amendment No. 2 to the Registration Statement, filed April
                                   17, 1992.

           (v)               -     Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Ginnie
                                   Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

           (vi)              -     Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment
                                   No. 2 to the Registration Statement, filed April 17, 1992.

           (vii)(A)          -     Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                                   Corporate Stock Fund, incorporated by reference to Post-Effective
                                   Amendment No. 2 to the Registration Statement, filed April 17, 1992.

           (vii)(B)          -     Sub-Advisory Contract with Wells Fargo Nikko Investment Advisors on behalf of the Corporate Stock Fund, incorporated by reference to Post-
                                   Effective Amendment No. 2 to the Registration Statement, filed April
                                   17, 1992.

           (viii)            -     Advisory Contract with Wells Fargo Bank, N.A. on behalf of the Money
                                   Market Mutual Fund, incorporated by reference to Post-Effective
                                   Amendment No. 3 to the Registration Statement, filed May 1, 1992.

           (ix)              -     Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                                   California Tax-Free Income Fund, incorporated by reference to Post-
                                   Effective Amendment No. 4 to the Registration Statement, filed
                                   September 10, 1992.

           (x)               -     Advisory Contract with Wells Fargo Bank, N.A. on behalf of the
                                   Diversified Income Fund, incorporated by reference to Post-Effective
                                   Amendment No. 17 to the Registration Statement, filed November 29,
                                   1995.

       5(b)(i)               -     Administration Agreement with Stephens Inc. on behalf of the Asset
                                   Allocation Fund, incorporated by reference to Post-Effective Amendment
                                   No. 2 to the Registration Statement, filed April 17, 1992.

        (b)(ii)              -     Administration Agreement with Stephens Inc. on behalf of the U.S.
                                   Government Allocation Fund, incorporated by reference to Post-Effective
                                   Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        (b)(iii)             -     Administration Agreement with Stephens Inc. on behalf of the California
                                   Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                   Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        (b)(iv)              -     Administration Agreement with Stephens Inc. on behalf of the California
                                   Tax-Free Money Market Mutual Fund, incorporated by reference to Post-
                                   Effective Amendment No. 2 to the Registration Statement, filed April
                                   17, 1992.

        (b)(v)               -     Administration Agreement with Stephens Inc. on behalf of the Ginnie Mae
                                   Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        (b)(vi)              -     Administration Agreement with Stephens Inc. on behalf of the Growth and
                                   Income Fund, incorporated by reference to Post-Effective Amendment
                                   No. 2 to the Registration Statement, filed April 17, 1992.

        (b)(vii)             -     Administration Agreement with Stephens Inc. on behalf of the Corporate
                                   Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        (b)(viii)            -     Administration Agreement with Stephens Inc. on behalf of the Money
                                   Market Mutual Fund, incorporated by reference to Post-Effective
                                   Amendment No. 3 to the Registration Statement, filed May 1, 1992.

        (b)(ix)              -     Form of Administration Agreement with Stephens Inc. on behalf of the
                                   California Tax-Free Income Fund, incorporated by reference to Post-
                                   Effective Amendment No. 4 to the Registration Statement, filed
                                   September 10, 1992.

        (b)(x)               -     Form of Administration Agreement with Stephens Inc. on behalf of the
                                   Diversified Income Fund, incorporated by reference to Post-Effective
                                   Amendment No. 4 to the Registration Statement, filed September 10,
                                   1992.

        (b)(xi)              -     Administration Agreement with Stephens Inc. on behalf of the Short-
                                   Intermediate U.S. Government Income Fund, incorporated by reference to
                                   Post-Effective Amendment No. 8 to the Registration Statement, filed
                                   February 10, 1994.

        (b)(xii)             -     Administration Agreement with Stephens Inc. on behalf of the National
                                   Tax-Free Money Market Mutual Fund, incorporated by reference to Post-
                                   Effective Amendment No. 19 to the Registration Statement, filed
                                   December 18, 1995.

        (b)(xiii)            -     Administration Agreement with Stephens Inc. on behalf of the Aggressive
                                   Growth Fund, incorporated by reference to Post-Effective Amendment No.
                                   19 to the Registration Statement, filed December 18, 1995.

       6(a)                  -     Amended Distribution Agreement with Stephens Inc., incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                   Statement, filed May 1, 1995.

        (b)(i)               -     Selling Agreement with Marketing One Securities, Inc. on behalf of the
                                   Funds, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        (b)(ii)              -     Selling Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 2 to the
                                   Registration Statement, filed April 17, 1992.

       7                     -     Not Applicable

       8(a)                  -     Custody Agreement with Wells Fargo Institutional Trust Company, N.A. on behalf of the Asset Allocation Fund, incorporated by reference to Post-
                                   Effective Amendment No. 2 to the Registration Statement, filed April
                                   17, 1992.

        (b)                  -     Custody Agreement with Wells Fargo Institutional Trust Company, N.A. on behalf of the U.S. Government Allocation Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                   Statement, filed April 17, 1992.

        (c)                  -     Custody Agreement with Wells Fargo Institutional Trust Company, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-
                                   Effective Amendment No. 2 to the Registration Statement, filed April
                                   17, 1992.

        (d)                  -     Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                                   California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed
                                   April 17, 1992.

        (e)                  -     Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                                   California Tax-Free Bond Fund, incorporated by reference to Post-
                                   Effective Amendment No. 2 to the Registration Statement, filed April
                                   17, 1992.

        (f)                  -     Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment
                                   No. 2 to the Registration Statement, filed April 17, 1992.

        (g)                  -     Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Ginnie
                                   Mae Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed April 17, 1992.

        (h)                  -     Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Money
                                   Market Fund, incorporated by reference to Post-Effective Amendment
                                   No. 3 to the Registration Statement, filed May 1, 1992.

        (i)                  -     Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                                   California Tax-Free Income Fund, incorporated by reference to Post-
                                   Effective Amendment No. 17 to the Registration Statement, filed
                                   November 29, 1995.

        (j)                  -     Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                                   Diversified Income Fund, incorporated by reference to Post-Effective
                                   Amendment No. 17 to the Registration Statement, filed November 29,
                                   1995.

        (k)                  -     Custody Agreement with Wells Fargo Bank, N.A. on behalf of the Short-
                                   Intermediate U.S. Government Income Fund, incorporated by reference to
                                   Post-Effective Amendment No. 8 to the Registration Statement, filed
                                   February 10, 1994.

        (l)                  -     Form of Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                                   National Tax-Free Money Market Mutual Fund, incorporated by reference to

                                   Post-Effective Amendment No. 17 to the Registration Statement, filed
                                   November 29, 1995.

        (m)                  -     Custody Agreement with Wells Fargo Bank, N.A. on behalf of the
                                   Aggressive Growth Fund, filed herewith.

       9(a)(i)               -     Agency Agreement with Wells Fargo Bank, N.A. on behalf of the Funds, incorporated by reference to Post-Effective Amendment No. 2 to the
                                   Registration Statement, filed April 17, 1992.

       9(a)(ii)              -     Form of Agency Agreement with Wells Fargo Bank, N.A. on behalf of the
                                   National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed
                                   November 29, 1995.

       9(a)(iii)             -     Form of Agency Agreement with Wells Fargo Bank, N.A. on behalf of the
                                   Aggressive Growth Fund, incorporated by reference to Post-Effective
                                   Amendment No. 19 to the Registration Statement, filed December 18,
                                   1995.

       9(b)(i)               -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                   Statement, filed April 17, 1992.

        (b)(ii)              -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Corporate Stock Fund, incorporated by reference to Post-
                                   Effective Amendment No. 2 to the Registration Statement, filed April
                                   17, 1992.

        (b)(iii)             -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Money Market Mutual Fund, incorporated by reference to Post-
                                   Effective Amendment No. 3 to the Registration Statement, filed May 1,
                                   1992.

        (b)(iv)              -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the California Tax-Free Income Fund, incorporated by reference to
                                   Post-Effective Amendment No. 17 to the Registration Statement, filed
                                   November 29, 1995.

        (b)(v)               -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Short-Intermediate U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 8 to the Registration
                                   Statement, filed February 10, 1994.

        (b)(vi)              -     Form of Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the National Tax-Free Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration
                                   Statement, filed November 29, 1995.

        (b)(vii)             -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                   Statement, filed May 1, 1995.

        (b)(viii)            -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the California Tax-Free Bond Fund,
                                   incorporated by reference to Post-Effective Amendment No. 15 to the
                                   Registration Statement, filed May 1, 1995.

        (b)(ix)              -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                   Statement, filed May 1, 1995.

        (b)(x)               -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed
                                   May 1, 1995.

        (b)(xi)              -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                   Statement, filed May 1, 1995.

        (b)(xii)             -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the U.S. Government Allocation Fund,
                                   incorporated by reference to Post-Effective Amendment No. 15 to the
                                   Registration Statement, filed May 1, 1995.

        (b)(xiii)            -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class B Shares of the Aggressive Growth Fund, filed herewith.

        (b)(xiv)             -     Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class A Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                   Statement, filed May 1, 1995.

        (b)(xv)              -     Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class A Shares of the California Tax-Free Bond Fund,
                                   incorporated by reference to Post-Effective Amendment No. 15 to the
                                   Registration Statement, filed May 1, 1995.

        (b)(xvi)             -     Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class A Shares of the Diversified Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                   Registration Statement, filed May 1, 1995.

        (b)(xvii)            -     Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class A Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration
                                   Statement, filed May 1, 1995.

        (b)(xviii)           -     Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                   Registration Statement, filed May 1, 1995.

        (b)(xix)             -     Amended Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class A Shares of the U.S. Government Allocation Fund,
                                   incorporated by reference to Post-Effective Amendment No. 15 to the
                                   Registration Statement, filed May 1, 1995.

        (b)(xx)              -     Shareholder Servicing Agreement with Wells Fargo Bank, N.A. on behalf of the Class A Shares of the Aggressive Growth Fund, filed herewith.

        (c)                  -     Cross Indemnification Agreement, incorporated by reference to Post-
                                   Effective Amendment No. 11 to the Registration Statement of Stagecoach
                                   Inc., filed December 1, 1995.

        (d)(i)               -     Servicing Plan on behalf of the National Tax-Free Money Market Mutual
                                   Fund, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement, filed November 29, 1995.

        (d)(ii)              -     Servicing Plan on behalf of the Class B Shares of the Asset Allocation
                                   Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (d)(iii)             -     Servicing Plan on behalf of the Class B Shares of the California Tax-
                                   Free Bond Fund, incorporated by reference to Post-Effective Amendment
                                   No. 15 to the Registration Statement, filed May 1, 1995.

        (d)(iv)              -     Servicing Plan on behalf of the Class B Shares of the Diversified
                                   Income Fund, incorporated by reference to Post-Effective Amendment
                                   No. 15 to the Registration Statement, filed May 1, 1995.

        (d)(v)               -     Servicing Plan on behalf of the Class B Shares of the Ginnie Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the
                                   Registration Statement, filed May 1, 1995.

        (d)(vi)              -     Servicing Plan on behalf of the Class B Shares of the Growth and Income
                                   Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

        (d)(vii)             -     Servicing Plan on behalf of the Class B Shares of the U.S. Government
                                   Allocation Fund, incorporated by reference to Post-Effective Amendment
                                   No. 15 to the Registration Statement, filed May 1, 1995.

        (d)(viii)            -     Servicing Plan on behalf of the Class B Shares of the Aggressive Growth
                                   Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

        (d)(ix)              -     Servicing Plan on behalf of the Class A Shares of the Aggressive Growth
                                   Fund, incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement, filed December 18, 1995.

       10                    -     Opinion and Consent of Counsel, filed herewith.

       11                    -     Consent of Auditors -- KPMG Peat Marwick LLP, filed herewith.

       12                    -     Not Applicable

       13                    -     Investment letter, incorporated by reference to Item 24(b) of Pre-
                                   Effective Amendment No. 1 to the Registration Statement, filed
                                   November 29, 1991.

       14                    -     Not Applicable

       15(a)(i)              -     Distribution Plan on behalf of the California Tax-Free Money Market
                                   Mutual Fund, incorporated by reference to Post-Effective Amendment
                                   No. 2 to the Registration Statement, filed April 17, 1992.

         (a)(ii)             -     Distribution Plan on behalf of the Corporate Stock Fund, incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                   Statement, filed April 17, 1992.

         (a)(iii)            -     Distribution Plan on behalf of the Money Market Mutual Fund, incorporated by reference to Post-Effective Amendment No. 3 to the
                                   Registration Statement, filed May 1, 1992.

         (a)(iv)             -     Distribution Plan on behalf of the California Tax-Free Income Fund, incorporated by reference to Post-Effective Amendment No. 4 to the
                                   Registration Statement, filed September 10, 1992.

         (a)(v)              -     Distribution Plan on behalf of the Short-Intermediate U.S. Government
                                   Income Fund, incorporated by reference to Post-Effective Amendment
                                   No. 8 to the Registration Statement, filed February 10, 1994.

         (a)(vi)             -     Distribution Plan on behalf of the National Tax-Free Money Market
                                   Mutual Fund, incorporated by reference to Post-Effective Amendment No.
                                   17 to the Registration Statement, filed November 29, 1995.

         (b)(i)              -     Distribution Plan on behalf of the Class B Shares of the Asset
                                   Allocation Fund, incorporated by reference to Post-Effective Amendment
                                   No. 15 to the Registration Statement, filed May 1, 1995.

         (b)(ii)             -     Distribution Plan on behalf of the Class B Shares of the California
                                   Tax-Free Bond Fund, incorporated by reference to Post-Effective
                                   Amendment No. 15 to the Registration Statement, filed May 1, 1995.

         (b)(iii)            -     Distribution Plan on behalf of the Class B Shares of the Diversified
                                   Income Fund, incorporated by reference to Post-Effective Amendment
                                   No. 15 to the Registration Statement, filed May 1, 1995.

         (b)(iv)             -     Distribution Plan on behalf of the Class B Shares of the Ginnie Mae
                                   Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

         (b)(v)              -     Distribution Plan on behalf of the Class B Shares of the Growth and
                                   Income Fund, incorporated by reference to Post-Effective Amendment
                                   No. 15 to the Registration Statement, filed May 1, 1995.

         (b)(vi)             -     Distribution Plan on behalf of the Class B Shares of the U.S.
                                   Government Allocation Fund, incorporated by reference to Post-Effective
                                   Amendment No. 15 to the Registration Statement, filed May 1, 1995.

         (b)(vii)            -     Distribution Plan on behalf of the Class B Shares of the Aggressive
                                   Growth Fund, incorporated by reference to Post-Effective Amendment No.
                                   19 to the Registration Statement, filed December 18, 1995.

         (c)(i)              -     Amended Distribution Plan on behalf of the Class A Shares of the Asset
                                   Allocation Fund, incorporated by reference to Post-Effective Amendment
                                   No. 15 to the Registration Statement, filed May 1, 1995.

         (c)(ii)             -     Amended Distribution Plan on behalf of the Class A Shares of the
                                   California Tax-Free Bond Fund, incorporated by reference to Post-
                                   Effective Amendment No. 15 to the Registration Statement, filed May 1,
                                   1995.

         (c)(iii)            -     Amended Distribution Plan on behalf of the Class A Shares of the
                                   Diversified Income Fund, incorporated by reference to Post-Effective
                                   Amendment No. 15 to the Registration Statement, filed May 1, 1995.

         (c)(iv)             -     Amended Distribution Plan on behalf of the Class A Shares of the Ginnie
                                   Mae Fund, incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement, filed May 1, 1995.

         (c)(v)              -     Amended Distribution Plan on behalf of the Class A Shares of the Growth and Income Fund, incorporated by reference to Post-Effective Amendment
                                   No. 15 to the Registration Statement, filed May 1, 1995.

         (c)(vi)             -     Amended Distribution Plan on behalf of the Class A Shares of the U.S.
                                   Government Allocation Fund, incorporated by reference to Post-Effective
                                   Amendment No. 15 to the Registration Statement, filed May 1, 1995.

         (c)(vii)            -     Distribution Plan on behalf of the Class A Shares of the Aggressive
                                   Growth Fund, incorporated by reference to Post-Effective Amendment No.
                                   19 to the Registration Statement, filed December 18, 1995.

       16(a)                 -     Schedules for Computation of Performance Data, incorporated by reference to Post-Effective Amendment No. 2, filed April 17, 1992.

       16(b)                 -     Schedules for Computation of Performance Data, incorporated by reference to Post-Effective Amendment No. 15, filed May 1, 1995.

       17                    -     Powers of Attorney, incorporated by reference to Initial Registration
                                   Statement, filed September 30, 1991.

       18(a)                 -     Rule 18f-3 Multi-Class Plan, incorporated by reference to Post-
                                   Effective Amendment No. 14 to the Registration Statement, filed
                                   April 14, 1995.

       18(b)                 -     Amended Rule 18f-3 Multi-Class Plan, incorporated by reference to Post-
                                   Effective Amendment No. 19 to the Registration Statement, filed
                                   December 18, 1995.

       27(1)(A)              -     Financial Data Schedule for the Class A Shares of the Predecessor Fund,
                                   filed herewith,

       27(1)(B)              -     Financial Data Schedule for the Class D Shares of the Predecessor Fund,
                                   filed herewith.



Item 25.      Persons Controlled by or under Common Control with Registrant

              As of February 23, 1996, no person was controlled by or under common control with the Aggressive Growth Fund.

Item 26.      Number of Holders of Securities


              As of December 31, 1995, the number of record holders of each class of Securities of the Registrant was as follows:




                      Title of Class                                      Number of Record Holders
                      --------------                                      ------------------------

                                                                    Class A*                    Class B
                                                                    -------                     -------

 Asset Allocation Fund                                               68,157                      1,390

 U.S. Government Allocation Fund                                     13,687                        146


 California Tax-Free Money Market Mutual Fund                        30,571                       N/A

 California Tax-Free Bond Fund                                        9,182                        641

 Growth and Income Fund                                              20,734                        411

 Ginnie Mae Fund                                                     13,105                        325

 Corporate Stock Fund                                                28,407                       N/A


 Money Market Mutual Fund                                           141,756                      4,389**

 California Tax-Free Income Fund                                      2,599                       N/A

 Diversified Income Fund                                              9,304                        273

 Short-Intermediate U.S. Government                                   4,114                       N/A
           Income Fund

 National Tax-Free Money Market                                           1                       N/A
           Mutual Fund



* For purposes of this chart, shares of single class Funds are included under the designation "Class A".


** Designates the number of Class S Shares outstanding.

Item 27.      Indemnification

              The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

              (h) The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

              (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this
      Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.


Item 28.      Business and Other Connections of Investment Adviser.

              Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, serves as investment adviser to all of the Registrant's investment portfolios, and to certain other registered open-end management investment companies. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

              To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

 Name and Position                     Principal Business(es) and Address(es)
 at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
 -------------------                   ------------------------------------------

 H. Jesse Arnelle                      Senior Partner of Arnelle & Hastie
 Director                              455 Market Street
                                       San Francisco, CA 94105

                                       Director of FPL Group, Inc.
                                       700 Universe Blvd.
                                       P.O. Box 14000
                                       North Palm Beach, FL 33408

 William R. Breuner                    General Partner in Breuner Associates, Breuner Properties and
 Director                              Breuner-Pavarnick Real Estate Developers.  Retired Chairman of
                                       the Board of Directors of John Breuner Co.
                                       2300 Clayton Road, Suite 1570
                                       Concord, CA 94520

                                       Vice Chairman of the California State Railroad
                                       Museum Foundation.
                                       111  I  Street
                                       Old Sacramento, CA 95814

 William S. Davila                     President and Director of The Vons Companies, Inc.
 Director                              618 Michillinda Avenue
                                       Arcadia, CA  91007

                                       Officer of Western Association of Food Chains
                                       825 Colorado Blvd. #203
                                       Los Angeles, CA 90041

 Rayburn S. Dezember                   Director of CalMat Co.
 Director                              3200 San Fernando Road
                                       Los Angeles, CA  90065

                                       Director of Tejon Ranch Co.
                                       P.O. Box 1000
                                       Lebec, CA  93243

                                       Director of Turner Casting Corp.
                                       P.O. Box 1099
                                       Cudahy, CA 90201

                                       Director of The Bakersfield Californian
                                       P.O. Box 440
                                       1707  I  Street
                                       Bakersfield, CA 93302

                                       Director of Kern County Economic Development Corp.
                                       P.O. Box 1229
                                       2700 M Street, Suite 225
                                       Bakersfield, CA 93301

                                       Chairman of the Board of Trustees of Whittier College
                                       13406 East Philadelphia Avenue
                                       P.O. Box 634
                                       Whittier, CA 90608

 Paul Hazen                            Chairman of the Board of Directors of
 Chairman of the                       Wells Fargo & Company
 Board of Directors                    420 Montgomery Street
                                       San Francisco, CA  94105

                                       Director of Pacific Telesis Group
                                       130 Kearny Street
                                       San Francisco, CA  94108

                                       Director of Phelps Dodge Corp.
                                       2600 North Central Avenue
                                       Phoenix, AZ 85004

                                       Director of Safeway Inc.
                                       Fourth and Jackson Streets
                                       Oakland, CA  94660

 Robert K. Jaedicke                    Accounting Professor and Dean Emeritus of
 Director                              Graduate School of Business, Stanford University
                                       MBA Admissions Office
                                       Stanford, CA  94305

                                       Director of Homestake Mining Co.
                                       650 California Street
                                       San Francisco, CA 94108

                                       Director of California Water Service Company
                                       1720 North First Street
                                       San Jose, CA 95112

                                       Director of Boise Cascade Corp.
                                       1111 West Jefferson Street
                                       P.O. Box 50
                                       Boise, ID  83728

                                       Director of Enron Corp.
                                       1400 Smith Street
                                       Houston, TX  77002

                                       Director of GenCorp, Inc.
                                       175 Ghent Road
                                       Fairlawn, OH  44333

 Paul A. Miller                        Chairman of Executive Committee and Director of
 Director                              Pacific Enterprises
                                       633 West Fifth Street
                                       Los Angeles, CA  90071

                                       Trustee of Mutual Life Insurance Company of New York
                                       1740 Broadway
                                       New York, NY  10019

                                       Director of Newhall Management Corporation
                                       23823 Valencia Blvd.
                                       Valencia, CA 91355

                                       Trustee of University of Southern California
                                       University Park  TGF 200
                                       665 Exposition Blvd.
                                       Los Angeles, CA 90089

 Ellen M. Newman                       President of Ellen Newman Associates
 Director                              323 Geary Street,  Suite 507
                                       San Francisco, CA 94102

                                       Chair of Board of Trustees of
                                       University of California at San Francisco Foundation
                                       250 Executive Park Blvd., Suite 2000
                                       San Francisco, CA  94143

                                       Director of American Conservatory Theater
                                       30 Grant Avenue
                                       San Francisco, CA 94108

                                       Director of California Chamber of Commerce
                                       1201 K Street, 12th Floor
                                       Sacramento, CA 95814

 Philip J. Quigley                     Chairman, Chief Executive Officer and
 Director                              Director of Pacific Telesis Group
                                       130 Kearney Street, Rm. 3700
                                       San Francisco, CA 94108

                                       Director of Varian Associates
                                       3050 Hansen Way
                                       P.O. Box 10800
                                       Palo Alto, CA 94303

 Carl E. Reichardt                     Chairman and Chief Executive Officer of the
 Director                              Board of Directors of Wells Fargo & Company
                                       420 Montgomery Street
                                       San Francisco, CA 94105

                                       Director of Ford Motor Company
                                       The American Road
                                       Dearborn, MI  48121

                                       Director of Hospital Corporation of America,
                                       HCA-Hospital Corp. of America
                                       One Park Plaza
                                       Nashville, TN  37203

                                       Director of Pacific Gas and Electric Company
                                       77 Beale Street
                                       San Francisco, CA 94105

                                       Director of Newhall Management Corporation
                                       23823 Valencia Blvd.
                                       Valencia, CA 91355

 Donald B. Rice                        President, Chief Operating Officer and Director of
 Director                              Teledyne, Inc.
                                       2049 Century Park East
                                       Los Angeles, CA  90067

                                       Director of Vulcan Materials Company
                                       One Metroplex Drive
                                       Birmingham, AL  35209

                                       Retired Secretary of the Air Force

 Susan G. Swenson                      President and Chief Executive Officer of Cellular One
 Director                              651 Gateway Blvd.
                                       San Francisco, CA 94080

 Chang-Lin Tien                        Chancellor of University of California at Berkeley
 Director                              UC at Berkeley
                                       Berkeley, CA 94720


 John A. Young                         President, Director and Chief Executive Officer of
 Director                              Hewlett-Packard Company
                                       3000 Hanover Street
                                       Palo Alto, CA  94304

                                       Director of Chevron Corporation
                                       225 Bush Street
                                       San Francisco, CA  94104

 William F. Zuendt                     Director of 3Com Corp.
 President                             5400 Bayfront Plaza
                                       P.O. Box 58145
                                       Santa Clara, CA  95052

                                       Director of MasterCard International
                                       888 Seventh Avenue
                                       New York, NY 10106

                                       Trustee of Golden Gate University
                                       536 Mission Street
                                       San Francisco, CA 94163



             BZW Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of BZW Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company), serves as sub-adviser to the Asset Allocation, Corporate Stock and U.S. Treasury Allocation Funds of the Company and as adviser or sub-adviser to certain other open- end management investment companies.



             The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Asset Allocation, Corporate Stock and U.S. Treasury Allocation Funds, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.




 Name and Position                     Principal Business(es) During at
 at BGFA                               Least the Last Two Fiscal Years
 ---------------------                 --------------------------------
 Frederick L.A. Grauer           Chairman and Director of WFNIA and WFITC+
 Chairman, Director

 Donald L. Luskin                Chief Executive Officer of WFNIA's Defined Contribution Group+
 Vice Chairman & Director


 Irving Cohen                    Chief Financial Officer and Chief Operating Officer of Barclays Bank PLC,
 Director                        New York Branch and Chief Operating Officer of Barclays Group, Inc.
                                 (USA)*:  previously Chief Financial Officer of Barclays de Zoete Wedd
                                 Securities Inc. (1994)*

 Andrea M. Zolberti              Chief Financial Officer of WFNIA and WFITC+
 Chief Financial Officer

 Vincent J. Bencivenga           Previously Vice President at State Street Bank & Trust Company++
 Chief Fiduciary Officer




 *     222 Broadway, New York, New York, 10038.



  +    45 Fremont Street, San Francisco, California 94105.



 ++    One Financial Center, Boston, Massachusetts 02111.




              Prior to January 1, 1996, Wells Fargo Nikko Investment Advisors ("WFNIA") served as the sub-adviser to the Asset Allocation, Corporate Stock and U.S. Government Allocation Funds of the Company and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "The Fund, the Master Portfolio and Management" in the Prospectus and "Management" in the Statement of Additional Information of such Funds. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.


Item 29.      Principal Underwriters.

              (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for the Overland Express Funds, Inc., Stagecoach Inc. and Stagecoach Trust; and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., and Nations Government Income Term Trust 2004, Inc., and Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies and Nations Fund Trust, Nations Funds, Inc., Nations Fund Portfolios, Inc. and The Capitol Mutual Funds, which are open-end management investment companies.

              (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

              (c)   Not Applicable.

Item 30.      Location of Accounts and Records.


             (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.



             (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.



             (c) WFNIA and Wells Fargo Institutional Trust Company, N.A. maintain all Records relating to their services as sub-adviser and custodian, respectively, for the period prior to January 1, 1996, at 45 Fremont Street, San Francisco, California 94105.



             (d) BGFA maintains all Records relating to its services as sub-adviser for the period beginning January 1, 1996 at 45 Fremont Street, San Francisco, California 94105.



             (e) Stephens maintains all Records relating to its services as sponsor, administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.


Item 31.      Management Services.

              Other than as set forth under the captions "The Fund, the Master Portfolio and Management" and "Management, Distribution and Servicing Fees" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32.      Undertakings.

             (a)    Not Applicable.

             (b)    Not Applicable.

             (c) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

             (d) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10W of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

             (e) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                 SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Secruties Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 26th day of February, 1996.

                                        STAGECOACH FUNDS, INC.

                                        By  /s/ Richard H. Blank, Jr.
                                            -------------------------
                                            (Richard H. Blank, Jr.)
                                            Chief Operating Officer


             Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


      Signature                                 Title
      ---------                                 -----
      /s/ R. Greg Feltus                        Director, Chairman and
      ------------------                        President (Principal Executive Officer)
      (R. Greg Feltus)


      /s/ Richard H. Blank, Jr.                 Chief Operating Officer,
      -------------------------                 Secretary and Treasurer
      (Richard H. Blank, Jr.)


      /s/ Jack S. Euphrat                       Director
      -------------------
      (Jack S. Euphrat)


      /s/ Thomas S. Goho                        Director
      ------------------
      (Thomas S. Goho)


      /s/ Zoe Ann Hines                         Director
      -----------------
      (Zoe Ann Hines)


      /s/ W. Rodney Hughes                      Director
      --------------------
      (W. Rodney Hughes)


      /s/ Robert M. Joses                       Director
      -------------------
      (Robert M. Joses)


      /s/ J. Tucker Morse                       Director
      -------------------
      (J. Tucker Morse)


*By: /s/Richard H. Blank, Jr.
     ------------------------
     (Richard H. Blank, Jr.)
     As Attorney-in-Fact

                                 SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 26th day of February, 1996.


                                        MASTER INVESTMENT TRUST


                                        By   /s/ Richard H. Blank, Jr.
                                             -------------------------
                                             (Richard H. Blank, Jr., Secretary)



      Signature                                 Title
      ---------                                 -----
      /s/ R. Greg Feltus                        Trustee, Chairman and President
      ------------------                        (Principal Executive Officer)
      (R. Greg Feltus)


      /s/ Richard H. Blank, Jr.                 Secretary and Treasurer (Chief
      -------------------------                 Operating Officer)
      (Richard H. Blank, Jr.)


      /s/Jack S. Euphrat                        Trustee
      ------------------
      (Jack S. Euphrat)


      /s/ Thomas S. Goho                        Trustee
      ------------------
      (Thomas S. Goho)


      /s/ Zoe Ann Hines                         Trustee
      -----------------
      (Zoe Ann Hines)


      /s/ W. Rodney Hughes                      Trustee
      --------------------
      (W. Rodney Hughes)


      /s/ Robert M. Joses                       Trustee
      -------------------
      (Robert M. Joses


      /s/ J. Tucker Morse                       Trustee
      -------------------
      (J. Tucker Morse

*By: /s/Richard H. Blank, Jr.
     ------------------------
     (Richard H. Blank, Jr.)
     As Attorney-in-Fact

                             STAGECOACH FUNDS, INC.
                          FILE NOS. 33-42927; 811-6419

                                 EXHIBIT INDEX


EXHIBIT NUMBER                               DESCRIPTION

EX-99.B8(m)                 o    Custody Agreement with Wells Fargo Bank on behalf of the
                                 Aggressive Growth Fund

EX-99.B9(b)(xiii)           o    Shareholder Servicing Agreement with Wells Fargo Bank on
                                 behalf of the Class B Shares of the Aggressive Growth Fund

EX-99.B9(b)(xx)             o    Shareholder Servicing Agreement with Wells Fargo Bank on
                                 behalf of the Class A Shares of the Aggressive Growth Fund

EX-99.B10                   o    Opinion and Consent of Counsel

EX-99.B11                   o    Consent of Auditors -- KPMG Peat Marwick LLP

EX-27.1A                    o    Financial Data Schedule for the Class A Shares of the
                                 Predecessor Fund

EX-27.1B                    o    Financial Data Schedule for the Class D Shares of the
                                 Predecessor Fund